Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2021 and 2020

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report.  We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2022

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 – $7,394; 2020 – $7,266; allowance for credit losses: 2021 – $0; 2020 – $0)	$8,617	$8,848
Equity securities	7	1
Mortgage loans on real estate, net of allowance for credit losses	961	943
Policy loans	217	231
Derivative investments	7	9
Other investments	6	19
Total investments	9,815	10,051
Cash and invested cash	56	103
Deferred acquisition costs and value of business acquired	281	347
Premiums and fees receivable	26	11
Accrued investment income	91	92
Reinsurance recoverables, net of allowance for credit losses	514	527
Reinsurance related embedded derivatives	-	18
Goodwill	26	26
Other assets	1,828	1,716
Separate account assets	8,475	7,734
Total assets	$21,112	$20,625

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,932	$1,897
Other contract holder funds	5,421	5,482
Funds withheld reinsurance liabilities	1,610	1,593
Income taxes payable	359	477
Other liabilities	281	103
Separate account liabilities	8,475	7,734
Total liabilities	18,078	17,286

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,347	1,408
Accumulated other comprehensive income (loss)	746	990
Total stockholder’s equity	3,034	3,339
Total liabilities and stockholder’s equity	$21,112	$20,625

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Insurance premiums	$200	$153	$167
Fee income	316	326	337
Net investment income	394	381	399
Realized gain (loss)	-	40	29
Other revenues	1	-	1
Total revenues	911	900	933
Expenses
Interest credited	191	198	198
Benefits	423	403	405
Commissions and other expenses	348	229	78
Total expenses	962	830	681
Income (loss) before taxes	(51)	70	252
Federal income tax expense (benefit)	(15)	10	47
Net income (loss)	(36)	60	205
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(244)	511	459
Total other comprehensive income (loss), net of tax	(244)	511	459
Comprehensive income (loss)	$(280)	$571	$664

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2021	2020	2019

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,408	1,468	1,349
Cumulative effect from adoption of new accounting standards	-	(18)	-
Net income (loss)	(36)	60	205
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Balance as of end-of-year	1,347	1,408	1,468
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	990	479	20
Other comprehensive income (loss), net of tax	(244)	511	459
Balance as of end-of-year	746	990	479
Total stockholder’s equity as of end-of-year	$3,034	$3,339	$2,888

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$(36)	$60	$205
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	-	(40)	(29)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	99	92	(96)
Premiums and fees receivable	(15)	(1)	(4)
Accrued investment income	1	-	2
Insurance liabilities and reinsurance-related balances	(109)	(47)	(137)
Accrued expenses	101	8	(4)
Federal income tax accruals	(45)	(21)	40
Other	(27)	29	12
Net cash provided by (used in) operating activities	(31)	80	(11)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(654)	(646)	(723)
Sales of available-for-sale securities and equity securities	64	204	266
Maturities of available-for-sale securities	444	289	510
Issuance of mortgage loans on real estate	(107)	(96)	(194)
Repayment and maturities of mortgage loans on real estate	92	61	96
Issuance and repayment of policy loans, net	14	14	16
Net change in collateral on derivatives and related settlements	13	82	46
Other	-	(1)	-
Net cash provided by (used in) investing activities	(134)	(93)	17

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	39	(26)	(24)
Deposits of fixed account values, including the fixed portion of variable	459	491	587
Withdrawals of fixed account values, including the fixed portion of variable	(325)	(361)	(345)
Transfers to and from separate accounts, net	(30)	34	(84)
Common stock issued for benefit plans	-	(2)	(3)
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Net cash provided by (used in) financing activities	118	34	45

Net increase (decrease) in cash, invested cash and restricted cash	(47)	21	51
Cash, invested cash and restricted cash as of beginning-of-year	103	82	31
Cash, invested cash and restricted cash as of end-of-year	$56	$103	$82

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, retirement income and group protection products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic.  Actual results could differ from these estimates and assumptions.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However,

Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.

Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans.  As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk and equity market risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are reported as either assets or liabilities on our Balance Sheets.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consists primarily of cash collateral receivables related to our derivative instruments and Federal Home Loan Bank (“FHLB”) common stock.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure.  Cash collateral we have posted to a counterparty is recorded within other investments.  Cash collateral a counterparty has posted is recorded within other liabilities.  We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on our Balance Sheets.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL.  These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, DSI, specifically identifiable intangible assets and other receivables.  Other liabilities consist primarily of current and deferred taxes, certain GLB features, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, collateral payable for derivative investments, short-term debt and accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments.  The underlying investments consist primarily of mutual funds, fixed maturity securities, short-term investments and cash.  Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected in the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts.  Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss).  An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  We continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to7.75% depending on the time of contract issue.  The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 1.0% to 7.5%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $19 million, $20 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits.  The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves.  The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We report the insurance portion of the reserves in future contract benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.  As discussed in Note 4, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account balances on UL and VUL insurance and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products.  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives.  Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur.  Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.  For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance, certain annuities with life contingencies and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance and term life insurance.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Post-Retirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have elected practical expedients to maintain hedge accounting for certain derivatives.  We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues.  This ASU has not had a material impact to our financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and deferred acquisition costs.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We continue to make progress in our implementation process that includes, but is not limited to, making significant accounting policy decisions, employing appropriate internal controls, building and updating actuarial models and systems, revising reporting processes and developing informative qualitative and quantitative disclosures.  In 2022, we will begin the process of recording our transition adjustments and restating applicable prior periods.

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations and will be able to better assess the effects as we progress with our implementation efforts.  For example, upon adoption, there will be adjustments to retained earnings resulting from the remeasurement of certain current benefits (e.g., guaranteed minimum death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, which will result in an impact to AOCI.  There will be additional impacts to AOCI resulting from the remeasurement of in-force future contract benefits using current upper-medium grade fixed income instrument yields as well as the elimination of shadow accounting for DAC and DAC-like intangibles.  While the impact may be material, the magnitude is currently being assessed.

3.  Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326):  Measurement of Credit Losses on Financial Instruments and related amendments (“ASU 2016-13”), which resulted in a new recognition and measurement of credit losses on most financial assets.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,286	$1,092	$16	$-	$7,362
U.S. government bonds	14	2	-	-	16
State and municipal bonds	494	101	1	-	594
Foreign government bonds	30	3	-	-	33
RMBS	288	24	-	-	312
CMBS	89	2	2	-	89
ABS	145	11	1	-	155
Hybrid and redeemable preferred securities	48	10	2	-	56
Total fixed maturity AFS securities	$7,394	$1,245	$22	$-	$8,617

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,175	$1,405	$4	$-	$7,576
U.S. government bonds	15	3	-	-	18
State and municipal bonds	479	119	-	-	598
Foreign government bonds	25	5	-	-	30
RMBS	321	37	-	-	358
CMBS	49	3	-	-	52
ABS	124	10	-	-	134
Hybrid and redeemable preferred securities	78	10	6	-	82
Total fixed maturity AFS securities	$7,266	$1,592	$10	$-	$8,848

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2021, were as follows:

‘

	Amortized	Fair
	Cost	Value
Due in one year or less	$97	$98
Due after one year through five years	591	633
Due after five years through ten years	987	1,115
Due after ten years	5,197	6,215
Subtotal	6,872	8,061
Structured securities (RMBS, CMBS, ABS)	522	556
Total fixed maturity AFS securities	$7,394	$8,617

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$431	$13	$38	$3	$469	$16
State and municipal bonds	36	1	-	-	36	1
CMBS	53	2	-	-	53	2
ABS	62	1	-	-	62	1
Hybrid and redeemable
preferred securities	-	-	19	2	19	2
Total fixed maturity AFS securities	$582	$17	$57	$5	$639	$22

Total number of fixed maturity AFS securities in an unrealized loss position						188

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$116	$3	$5	$1	$121	$4
Hybrid and redeemable
preferred securities	44	6	-	-	44	6
Total fixed maturity AFS securities	$160	$9	$5	$1	$165	$10

Total number of fixed maturity AFS securities in an unrealized loss position						41

(1)	As of December 31, 2021 and 2020, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$-	$-	-

As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$4	$1	1

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $12 million for the year ended December 31, 2021.  As discussed further below, we believe the unrealized loss position as of December 31, 2021, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2021, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2021, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

There was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities for the years ended December 31, 2021 and 2020.  Accrued interest receivable on fixed maturity AFS securities totaled $79 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of other-than-temporary impairment (“OTTI”) recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

For the
Year
Ended
December 31,
2019
Balance as of beginning-of-year	$39
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-
Decreases attributable to:
Securities sold, paid down or matured	(18)
Balance as of end-of-year	$21

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2021	2020
Current	$965	$951
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(4)	(8)
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$961	$943

Our mortgage loan portfolio has the largest concentrations in New York, which accounted for 34% and 39% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and California, which accounted for 23% and 22% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

For our mortgage loans, there were no specifically identified impaired loans as of December 31, 2021 and 2020.  There were no mortgage loans on real estate on nonaccrual status as of December 31, 2021 and 2020.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate.  The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$107	3.15	$-	-	$-	-	$107
2020	89	3.18	-	-	-	-	89
2019	180	2.67	-	-	-	-	180
2018	104	2.30	3	1.56	8	1.02	115
2017	116	2.32	-	-	-	-	116
2016 and prior	351	2.77	7	0.81	-	-	358
Total	$947		$10		$8		$965

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2020	$90	3.16	$-	-	$-	-	$90
2019	188	2.85	-	-	-	-	188
2018	116	2.08	3	1.62	8	0.71	127
2017	119	2.30	5	1.59	-	-	124
2016	103	1.74	-	-	-	-	103
2015 and prior	314	2.95	5	2.23	-	-	319
Total	$930		$13		$8		$951

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2021	2020
Balance as of beginning-of-year	$8	$-
Impact of adopting ASU 2016-13	-	3
Additions (reductions) from provision for credit loss expense (1)	(4)	5
Additions from purchases of PCD mortgage loans on real estate (2)	-	-
Balance as of end-of-year (3)	$4	$8

(1)

Due to improving economic projections, the provision for credit loss expense decreased by $4 million for the year ended December 31, 2021.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.    Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $5 million for the year ended December 31, 2020.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2020.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)	Accrued interest receivable on mortgage loans on real estate totaled $3 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

There were no changes in the valuation allowance associated with impaired mortgage loans on real estate for the year ended December 31, 2019.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities	$326	$329	$340
Mortgage loans on real estate	37	37	36
Policy loans	12	13	15
Invested cash	-	1	1
Commercial mortgage loan prepayment
and bond make-whole premiums	20	3	10
Other investments	1	-	-
Investment income	396	383	402
Investment expense	(2)	(2)	(3)
Net investment income	$394	$381	$399

Impairments on Fixed Maturity AFS Securities

For the years ended December 31, 2021 and 2020, we recognized  less than $1 million of credit loss expense and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13.  For the year ended December 31, 2019, prior to the adoption of ASU 2016-13, we did not recognize any write-downs taken as a result of OTTI through net income (loss), and we recorded less than $1 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$7	$7	$8	$8

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  This also includes interest payable on collateral.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Collateral payable for derivative investments	$(1)	$(6)	$14

Investment Commitments

As of December 31, 2021, our investment commitments were $62 million, which included $38 million of private placement securities and $24 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal National Mortgage Association with a fair value of $115 million and $97 million, respectively, or 1% of total investments.  As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal Home Loan Mortgage Corporation with a fair value of $125 million and $114 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2021 and 2020, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.5 billion, or 16% and 15%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $1.3 billion, or 13% of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $15 million and $16 million as of December 31, 2021 and 2020, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”).  If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our GWB and GIB features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2021			As of December 31, 2020
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$45	$-	$4	$120	$11	$3
Foreign currency contracts (1)	106	5	3	54	-	6
Total cash flow hedges	151	5	7	174	11	9
Non-Qualifying Hedges
Interest rate contracts (1)	-	-	-	128	-	-
Equity market contracts (1)	123	6	-	101	5	-
LPR ceded derivative (2)	-	19	-	-	-	-
Reinsurance related embedded derivatives (2)	-	-	-	-	18	-
Embedded derivatives:
GLB direct (3)	-	85	-	-	-	2
GLB ceded (3)	-	-	81	-	3	-
Indexed annuity and IUL contracts (4)	-	-	3	-	-	2
Total derivative instruments	$274	$115	$91	$403	$19	$13

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	We have reclassified the LPR ceded derivative from reinsurance related embedded derivatives to other assets to conform to the current year presentation.
(3)	Reported in other assets and other liabilities on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2021
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$45	$-	$-	$-	$-	$45
Foreign currency contracts (2)	-	-	15	81	10	106
Equity market contracts	123	-	-	-	-	123
Total derivative instruments
with notional amounts	$168	$-	$15	$81	$10	$274

(1)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.
(2)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Other comprehensive income (loss):
Cash flow hedges:
Interest rate contracts	(11)	(6)	13
Foreign currency contracts	3	-	(1)
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2021		2020		2019
	Realized		Realized		Realized
	Gain		Gain		Gain
	(Loss)	Benefits	(Loss)	Benefits	(Loss)	Benefits
Total Line Items in which the
Effects Fair Value or Cash Flow
Hedges are Recorded	$-	$423	$40	$403	$29	$405

Qualifying Hedges
Gain or (loss) on cash flow
hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	1	-	-	-	-	-

Non-Qualifying Hedges
Interest rate contracts	(6)	-	57	-	43	-
Equity market contracts	3	-	2	-	-	-
LPR ceded derivative	-	1	-	-	-	-
Embedded derivatives:
GLB	3	-	1	-	1	-
Indexed annuity and IUL contracts	(2)	-	-	-	(1)	-

As of December 31, 2021, $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2021, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2021 or 2020.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2021		As of December 31, 2020
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$2	$-	$-	$-
A+	5	(4)	8	(2)
	$7	$(4)	$8	$(2)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Balance Sheets (in millions) was as follows:

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$8	$85	$93
Gross amounts offset	(1)	-	(1)
Net amount of assets	7	85	92
Gross amounts not offset:
Cash collateral	(7)	-	(7)
Net amount	$-	$85	$85

Financial Liabilities
Gross amount of recognized liabilities	$7	$84	$91
Gross amounts offset	(4)	-	(4)
Net amount of liabilities	3	84	87
Gross amounts not offset:
Cash collateral	(4)	-	(4)
Net amount	$(1)	$84	$83

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$21	$37
Gross amounts offset	(7)	-	(7)
Net amount of assets	9	21	30
Gross amounts not offset:
Cash collateral	(8)	-	(8)
Net amount	$1	$21	$22

Financial Liabilities
Gross amount of recognized liabilities	$3	$4	$7
Gross amounts offset	(1)	-	(1)
Net amount of liabilities	2	4	6
Gross amounts not offset:
Cash collateral	(2)	-	(2)
Net amount	$-	$4	$4

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Current	$39	$8	$35
Deferred	(54)	2	12
Federal income tax expense (benefit)	$(15)	$10	$47

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Income (loss) before taxes	$(51)	$70	$252
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(11)	15	53
Effect of:
Tax-preferred investment income (1)	(3)	(4)	(4)
Tax credits	(1)	(2)	(2)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	-	(1)
Other items	-	1	1
Federal income tax expense (benefit)	$(15)	$10	$47
Effective tax rate	29%	14%	19%

(1)	Relates primarily to separate account dividends eligible for the dividends-received deduction.
(2)	In 2019, we recognized a $1 million tax benefit from the impact of the reduced corporate tax rate under the Tax Cuts and Jobs Act on our election to revalue policyholder tax reserves.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2021	2020
Current	$(2)	$8
Deferred	(357)	(477)
Total federal income tax asset (liability)	$(359)	$(469)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2021	2020
Deferred Tax Assets
Investment activity	$27	$34
Other	18	1
Total deferred tax assets	$45	$35
Deferred Tax Liabilities
DAC	$4	$5
VOBA	27	40
Net unrealized gain on fixed maturity AFS securities	257	333
Future contract benefits and other contract holder funds	112	121
Other	2	13
Total deferred tax liabilities	$402	$512
Net deferred tax asset (liability)	$(357)	$(477)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2018.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2022.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2021 and 2020, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2021, 2020 and 2019, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$158	$177	$392
Deferrals	28	23	37
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(34)	(25)	(39)
Unlocking	(15)	(26)	(33)
Adjustment related to realized (gains) losses	1	(5)	(2)
Adjustment related to unrealized (gains) losses	14	14	(178)
Balance as of end-of-year	$152	$158	$177

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$189	$276	$186
Amortization:
Amortization, excluding unlocking	(28)	(29)	(33)
Unlocking	(63)	(44)	150
Accretion of interest (1)	14	17	12
Adjustment related to realized gains (losses)	-	(2)	-
Adjustment related to unrealized (gains) losses	17	(29)	(39)
Balance as of end-of-year	$129	$189	$276

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.4% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2021, was as follows:

2022	$14
2023	15
2024	15
2025	15
2026	14

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5	$6	$7
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(1)	(1)
Balance as of end-of-year	$4	$5	$6

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$45	$104	$159
Deferrals	18	19	27
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(8)	(4)	(9)
Unlocking	(10)	(22)	(15)
Adjustment related to realized (gains) losses	4	(6)	-
Adjustment related to unrealized (gains) losses	(1)	(46)	(58)
Balance as of end-of-year	$48	$45	$104

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Direct insurance premiums and fee income	$722	$673	$691
Reinsurance ceded	(206)	(194)	(187)
Total insurance premiums and fee income	$516	$479	$504

Direct insurance benefits	$628	$671	$587
Reinsurance recoveries netted against benefits	(205)	(268)	(182)
Total benefits	$423	$403	$405

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2021, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured 36% of the mortality risk on newly issued life insurance contracts in 2021.  Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks.  The reserves associated with these reinsurance arrangements totaled $2 million and $3 million as of December 31, 2021 and 2020, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $514 million and $527 million as of December 31, 2021 and 2020, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  Our allowance for credit losses was $20 million as of December 31, 2021 and 2020.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2021
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2021 and 2020, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2021		As of December 31, 2020
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$4

9.  Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.  Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2021 (1)	2020 (1)
Return of Net Deposits
Total account value	$5,561	$5,232
Net amount at risk (2)	1	1
Average attained age of contract holders	65 years	65 years

Anniversary Contract Value
Total account value	$1,425	$1,364
Net amount at risk (2)	3	3
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$4	$4	$6
Changes in reserves	1	-	(2)
Balance as of end-of-year	$5	$4	$4

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2021	2020
Asset Type
Domestic equity	$3,037	$2,761
International equity	846	826
Fixed income	2,122	2,030
Total	$6,005	$5,617

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 32% and 31% of total life insurance in-force reserves as of December 31, 2021 and 2020, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2021.  An adverse outcome in one or more of these matters may have a material impact on our financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case.  On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment.  On October 22, 2021, the parties informed the presiding judge that they have reached a settlement of the action, subject to court approval.  On January 19, 2022, plaintiffs filed a renewed motion for preliminary approval of the class action settlement.  The settlement, subject to final approval by the court, consists of $92.5 million in pre-tax cash and a five-year cost of insurance rate freeze, among other terms.  On February 3, 2022, the court preliminarily approved the class action settlement and set a final fairness hearing for June 9, 2022.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter.  On July 28, 2021, plaintiff filed a notice of appeal with respect to this ruling.

Commitments

Vulnerability from Concentrations

As of December 31, 2021, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2021 and 2020, 85% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of less than $(1) million and $(1) million as of December 31, 2021 and 2020, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$988	$462	$13
Cumulative effect from adoption of new accounting standards	-	9	-
Unrealized holding gains (losses) arising during the year	(361)	695	799
Change in foreign currency exchange rate adjustment	(3)	3	1
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	60	(48)	(236)
Income tax benefit (expense)	63	(139)	(118)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(2)	(3)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	-	(5)	-
Income tax benefit (expense)	-	2	1
Balance as of end-of-year	$749	$988	$462
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$9	$7
(Increases) attributable to cumulative effect from adoption of new accounting standards	-	(9)	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of fixed maturity AFS
securities	-	-	3
Income tax benefit (expense)	-	-	(1)
Balance as of end-of-year	$-	$-	$9
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Unrealized holding gains (losses) arising during the year	(8)	(6)	12
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019

Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$(2)	$(3)	$(4)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	(5)	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	(2)	(8)	(4)	Income (loss) before taxes
Income tax benefit (expense)	-	2	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(6)	$(3)	Net income (loss)

Unrealized OTTI on Fixed Maturity
AFS Securities
Gross reclassification	$-	$-	$2	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	-	2	Income (loss) before taxes
Reclassification, net of income tax	$-	$-	$2	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities:
Gross gains	$-	$1	$3
Gross losses	(2)	(4)	(7)
Realized gain (loss) on equity securities (1)	-	(1)	-
Credit loss benefit (expense) on mortgage loans on real estate	4	(5)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	(5)	-
Total realized gain (loss) related to certain financial assets	2	(14)	(4)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(6)	57	43
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	5	(2)	(8)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$-	$40	$29

(1)	Includes market adjustments on equity securities still held of $(1) million for the year ended December 31, 2020.
(2)	Represents changes in the fair values of certain derivative investments. See Note 1 for information regarding derivative instruments.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Commissions	$63	$55	$66
General and administrative expenses	153	60	75
Expenses associated with reserve financing and LOCs	17	16	14
DAC and VOBA deferrals and interest, net of amortization	98	84	(94)
Taxes, licenses and fees	17	14	17
Total	$348	$229	$78

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2021	2020
U.S. capital and surplus	$991	$997

	For the Years Ended December 31,
	2021	2020	2019
U.S. net gain (loss) from operations, after-tax	$39	$25	$102
U.S. net income (loss)	41	23	99

Comparison of 2021 to 2020

Statutory net income (loss) increased primarily due to an increase in premiums and favorable reserve movement on certain products, partially offset by a one-time legal expense.

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to unfavorable reserve strain on certain products and an increase in benefits, partially offset by favorable equity markets.

State Prescribed and Permitted Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2021	2020
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	-	(1)
Conservative Reg 213 reserves on VA contracts	(27)	-

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2021, the Company’s RBC ratio was in excess of nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $40 million in 2022 without New York Department of Insurance approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$8,617	$8,617	$8,848	$8,848
Equity securities	7	7	1	1
Mortgage loans on real estate	961	1,009	943	1,035
Derivative investments (1)	7	7	9	9
Other investments	6	6	19	19
Cash and invested cash	56	56	103	103
Reinsurance related embedded derivatives	-	-	18	18
Other assets:
GLB ceded embedded derivatives	-	-	3	3
GLB direct embedded derivatives	85	85	-	-
LPR ceded derivative	19	19	-	-
Separate account assets	8,475	8,475	7,734	7,734

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3)	(3)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(22)	(22)	(23)	(23)
Account values of certain investment contracts	(1,334)	(1,679)	(1,311)	(1,719)
Other liabilities:
Short-term debt	(39)	(39)	-	-
Derivative liabilities (1)	(3)	(3)	-	-
GLB direct embedded derivatives	-	-	(2)	(2)
GLB ceded embedded derivatives	(81)	(81)	-	-

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2021 and 2020, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 or 2020.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,262	$100	$7,362
ABS	-	145	10	155
U.S. government bonds	16	-	-	16
Foreign government bonds	-	27	6	33
RMBS	-	312	-	312
CMBS	-	89	-	89
State and municipal bonds	-	594	-	594
Hybrid and redeemable preferred securities	-	51	5	56
Equity securities	1	6	-	7
Derivative investments (1)	-	11	-	11
Cash and invested cash	-	56	-	56
Other assets:
GLB direct embedded derivatives	-	-	85	85
LPR ceded derivative	-	-	19	19
Separate account assets	33	8,442	-	8,475
Total assets	$50	$16,995	$225	$17,270

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3)	$(3)
Other liabilities:
Derivative liabilities (1)	-	(7)	-	(7)
GLB ceded embedded derivatives	-	-	(81)	(81)
Total liabilities	$-	$(7)	$(84)	$(91)

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,489	$87	$7,576
ABS	-	124	10	134
U.S. government bonds	18	-	-	18
Foreign government bonds	-	30	-	30
RMBS	-	357	1	358
CMBS	-	52	-	52
State and municipal bonds	-	598	-	598
Hybrid and redeemable preferred securities	-	76	6	82
Equity securities	1	-	-	1
Derivative investments (1)	-	11	5	16
Cash and invested cash	-	103	-	103
Reinsurance related embedded derivatives	-	18	-	18
Other assets – GLB ceded embedded derivatives	-	-	3	3
Separate account assets	34	7,700	-	7,734
Total assets	$53	$16,558	$112	$16,723

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(10)	-	(10)
GLB direct embedded derivatives	-		(2)	(2)
Total liabilities	$-	$(10)	$(4)	$(14)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$-	$(5)	$25	$(7)	$100
ABS	10	-	(1)	2	(1)	10
Foreign government bonds	-	-	(1)	7	-	6
RMBS	1	-	-	(1)	-	-
Hybrid and redeemable
preferred securities	6	-	1	(2)	-	5
Derivative investments	5	1	-	(1)	(5)	-
Other assets:
GLB direct embedded derivatives (3)	(2)	87	-	-	-	85
LPR ceded derivatives (4)	-	1	-	-	18	19
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	(4)	-	3	-	(3)
Other liabilities – GLB ceded
embedded derivatives (3)	3	(84)	-	-	-	(81)
Total, net	$108	$1	$(6)	$33	$5	$141

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (3)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$63	$6	$2	$(5)	$(1)	$65
ABS	-	-	-	2	(2)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	3	-	3
CMBS	-	1	-	(1)	-	-
Hybrid and redeemable
preferred securities	2	-	(1)	-	-	1
Derivative investments	-	-	19	(6)	-	13
Other assets – GLB ceded	-	-	-	-	-
embedded derivatives (3)	15	(11)				4
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(16)	12	-	-	-	(4)
Total, net	$65	$7	$20	$(7)	$(3)	$82

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from the changes in fair value are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(4)	Gains (losses) from the changes in fair value are included in benefits on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$-	$25
ABS	6	-	-	(4)	-	2
Foreign government bonds	7	-	-	-	-	7
RMBS	-	-	-	(1)	-	(1)
Hybrid and redeemable
preferred securities	-	-	-	-	(2)	(2)
Derivative investments	1	-	(2)	-	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	3	-	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
Derivative investments	3	(20)	(1)	-	-	(18)
Total, net	$57	$(78)	$(3)	$(1)	$(4)	$(29)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$7	$-	$-	$(1)	$(11)	$(5)
ABS	2	-	-	-	-	2
RMBS	3	-	-	-	-	3
CMBS	-	-	-	(1)	-	(1)
Derivative investments	-	(6)	-	-	-	(6)
Total, net	$12	$(6)	$-	$(2)	$(11)	$(7)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Derivative investments	$1	$2	$-
Other assets – GLB direct and ceded	126	31	43
Other liabilities – GLB direct and ceded	(126)	(31)	(43)
Total, net (1)	$1	$2	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended
	December 31,
	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(6)	$4
Foreign government bonds	(1)	-
Hybrid and redeemable preferred securities	1	(1)
Total, net	$(6)	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	-	(1)	(1)
Derivative investments	-	(5)	(5)
Other assets – LPR ceded derivative	18	-	18
Total, net	$20	$(15)	$5

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(12)	$(1)
ABS	-	(2)	(2)
Total, net	$11	$(14)	$(3)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2021, 2020 and 2019, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.  During 2021, transfers into and out of Level 3 included free-standing instruments for which we changed valuation techniques.  This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party.  The updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2021:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$85	Discounted cash flow	Liquidity/duration adjustment (2)	0.1%	-	4.6%	1.6%
Foreign government
bonds	6	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%	1.3%

Other assets:
GLB direct embedded
derivatives	85	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

LPR ceded derivative	19	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.65%	(10)
			NPR (6)	0.07%	-	1.27%	0.84%
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities – GLB
ceded embedded
derivatives	(81)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.  The NPR input for LPR ceded derivative was weighted using a simple average.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital, other corporate investments, benefit plan obligations, and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on modification or early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Operating revenues:
Annuities	$137	$131	$162
Retirement Plan Services	79	72	73
Life Insurance	536	545	560
Group Protection	147	97	92
Other Operations	23	27	27
Excluded realized gain (loss), pre-tax	(11)	28	19
Total revenues	$911	$900	$933

	For the Years Ended December 31,
	2021	2020	2019
Net Income (Loss)
Income (loss) from operations:
Annuities	$49	$43	$49
Retirement Plan Services	10	6	6
Life Insurance	(34)	(29)	121
Group Protection	5	(3)	(9)
Other Operations	(56)	21	21
Excluded realized gain (loss), after-tax	(10)	22	16
Net impact from the Tax Cuts and Jobs Act	-	-	1
Net income (loss)	$(36)	$60	$205

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Net Investment Income
Annuities	$32	$28	$34
Retirement Plan Services	67	63	63
Life Insurance	267	257	269
Group Protection	5	6	6
Other Operations	23	27	27
Total net investment income	$394	$381	$399

	For the Years Ended December 31,
	2021	2020	2019
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$18	$21
Retirement Plan Services	1	-	1
Life Insurance	106	86	(82)
Group Protection	3	3	3
Total amortization of DAC and VOBA, net of interest	$127	$107	$(57)

	For the Years Ended December 31,
	2021	2020	2019
Federal Income Tax Expense (Benefit)
Annuities	$8	$7	$8
Retirement Plan Services	1	-	-
Life Insurance	(9)	(8)	32
Group Protection	1	(1)	(2)
Other Operations	(15)	6	6
Excluded realized gain (loss)	(1)	6	4
Net impact from the Tax Cuts and Jobs Act	-	-	(1)
Total federal income tax expense (benefit)	$(15)	$10	$47

	As of December 31,
	2021	2020
Assets
Annuities	$7,467	$6,898
Retirement Plan Services	3,196	3,090
Life Insurance	9,497	9,624
Group Protection	193	176
Other Operations	759	837
Total assets	$21,112	$20,625

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Income taxes paid (received)	$30	$31	$7

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2021	2020
Assets with affiliates:
Ceded reinsurance contracts	$162	$153	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	-	18	Reinsurance related embedded derivatives
Ceded reinsurance contracts	28	13	Other assets
Service agreement receivable	10	4	Other assets

Liabilities with affiliates:
Inter-company short-term debt	39	-	Other liabilities
Ceded reinsurance contracts	83	2	Other liabilities
Service agreement payable	1	19	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(36)	$(25)	$(17)	Insurance premiums
Fees for management of general account	-	(2)	(2)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(84)	(1)	(12)	Realized gain (loss)
Other gains (losses)	(36)	(38)	(38)	Realized gain (loss)

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(4)	(10)	(1)	Benefits
Ceded reinsurance contracts	(19)	(16)	(23)	Commissions and other
				expenses
Service agreement payments	63	61	77	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2021.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2022, the date the financial statements were available to be issued.  On March 24, 2022, LLANY paid a cash dividend in the amount of $38 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account R For Flexible Premium Variable Life Insurance

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$698,541	$698,541	$698,541
AB VPS Growth and Income Portfolio - Class A	657,085	657,085	657,085
AB VPS International Value Portfolio - Class A	71,555	71,555	71,555
AB VPS Large Cap Growth Portfolio - Class A	256,435	256,435	256,435
AB VPS Small/Mid Cap Value Portfolio - Class A	998,940	998,940	998,940
American Century VP Balanced Fund - Class I	484,112	484,112	484,112
American Century VP Inflation Protection Fund - Class I	214,972	214,972	214,972
American Funds Global Growth Fund - Class 2	2,240,754	2,240,754	2,240,754
American Funds Global Small Capitalization Fund - Class 2	336,104	336,104	336,104
American Funds Growth Fund - Class 2	4,152,235	4,152,235	4,152,235
American Funds Growth-Income Fund - Class 2	2,474,315	2,474,315	2,474,315
American Funds International Fund - Class 2	1,333,067	1,333,067	1,333,067
BlackRock Global Allocation V.I. Fund - Class I	1,704,075	1,704,075	1,704,075
ClearBridge Variable Mid Cap Portfolio - Class I	2,121	2,121	2,121
Delaware VIP® Emerging Markets Series - Standard Class	1,509,597	1,509,597	1,509,597
Delaware VIP® Small Cap Value Series - Standard Class	1,354,026	1,354,026	1,354,026
DWS Equity 500 Index VIP Portfolio - Class A	1,127,979	1,127,979	1,127,979
DWS Small Cap Index VIP Portfolio - Class A	555,339	555,339	555,339
Fidelity® VIP Contrafund® Portfolio - Service Class	2,627,937	2,627,937	2,627,937
Fidelity® VIP Equity-Income Portfolio - Service Class	382,367	382,367	382,367
Fidelity® VIP Growth Opportunities Portfolio - Service Class	81,006	81,006	81,006
Fidelity® VIP Growth Portfolio - Service Class	936,469	936,469	936,469
Fidelity® VIP High Income Portfolio - Service Class	33,249	33,249	33,249
Fidelity® VIP Mid Cap Portfolio - Service Class	785,502	785,502	785,502
Fidelity® VIP Overseas Portfolio - Service Class	264,903	264,903	264,903
Franklin Income VIP Fund - Class 1	1,078,673	1,078,673	1,078,673
Franklin Mutual Shares VIP Fund - Class 1	928,503	928,503	928,503
Franklin Small-Mid Cap Growth VIP Fund - Class 1	360,343	360,343	360,343
Invesco V.I. American Franchise Fund - Series I Shares	529,550	529,550	529,550
Invesco V.I. Core Equity Fund - Series I Shares	166,301	166,301	166,301
Invesco V.I. International Growth Fund - Series I Shares	76,940	76,940	76,940
Janus Henderson Balanced Portfolio - Institutional Shares	443,857	443,857	443,857
Janus Henderson Balanced Portfolio - Service Shares	57,921	57,921	57,921
Janus Henderson Enterprise Portfolio - Service Shares	200,840	200,840	200,840
Janus Henderson Global Research Portfolio - Institutional Shares	291,209	291,209	291,209
Janus Henderson Global Research Portfolio - Service Shares	30,232	30,232	30,232
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15,573	15,573	15,573
LVIP Baron Growth Opportunities Fund - Service Class	1,089,584	1,089,584	1,089,584
LVIP Baron Growth Opportunities Fund - Standard Class	182,778	182,778	182,778
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	405,515	405,515	405,515
LVIP BlackRock Global Real Estate Fund - Standard Class	176,362	176,362	176,362
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	129,429	129,429	129,429
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	20,466	20,466	20,466
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	253,772	253,772	253,772
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	161,571	161,571	161,571
LVIP Delaware Bond Fund - Standard Class	1,059,523	1,059,523	1,059,523
LVIP Delaware Diversified Floating Rate Fund - Standard Class	962,363	962,363	962,363
LVIP Delaware Diversified Income Fund - Standard Class	729,492	729,492	729,492
LVIP Delaware High Yield Fund - Standard Class	266,677	266,677	266,677
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	166,607	166,607	166,607
LVIP Delaware Mid Cap Value Fund - Standard Class	15,360	15,360	15,360
LVIP Delaware REIT Fund - Standard Class	710,676	710,676	710,676
LVIP Delaware SMID Cap Core Fund - Standard Class	792,747	792,747	792,747
LVIP Delaware Social Awareness Fund - Standard Class	51,444	51,444	51,444
LVIP Delaware U.S. Growth Fund - Standard Class	347,378	347,378	347,378
LVIP Delaware Value Fund - Standard Class	464,725	464,725	464,725
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	208,250	208,250	208,250
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	93,094	93,094	93,094
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	390,954	390,954	390,954
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	26,603	26,603	26,603
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	240,500	240,500	240,500

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	$961,550	$961,550	$961,550
LVIP Global Income Fund - Standard Class	535,705	535,705	535,705
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,364,047	1,364,047	1,364,047
LVIP Government Money Market Fund - Standard Class	296,055	296,055	296,055
LVIP JPMorgan High Yield Fund - Standard Class	224,191	224,191	224,191
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	81,146	81,146	81,146
LVIP MFS International Growth Fund - Standard Class	868,766	868,766	868,766
LVIP MFS Value Fund - Standard Class	704,939	704,939	704,939
LVIP Mondrian International Value Fund - Standard Class	609,954	609,954	609,954
LVIP SSGA Bond Index Fund - Standard Class	281,823	281,823	281,823
LVIP SSGA Developed International 150 Fund - Standard Class	119,218	119,218	119,218
LVIP SSGA Emerging Markets 100 Fund - Standard Class	505,596	505,596	505,596
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	424,869	424,869	424,869
LVIP SSGA International Index Fund - Standard Class	43,243	43,243	43,243
LVIP SSGA International Managed Volatility Fund - Standard Class	6,560	6,560	6,560
LVIP SSGA Large Cap 100 Fund - Standard Class	1,048,021	1,048,021	1,048,021
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,492,606	1,492,606	1,492,606
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	77,622	77,622	77,622
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	387,218	387,218	387,218
LVIP SSGA S&P 500 Index Fund - Standard Class	3,655,614	3,655,614	3,655,614
LVIP SSGA Small-Cap Index Fund - Standard Class	691,001	691,001	691,001
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	83,218	83,218	83,218
LVIP T. Rowe Price 2040 Fund - Standard Class	3,350	3,350	3,350
LVIP T. Rowe Price Growth Stock Fund - Standard Class	240,754	240,754	240,754
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	320,069	320,069	320,069
LVIP Vanguard Bond Allocation Fund - Standard Class	77,731	77,731	77,731
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	59,764	59,764	59,764
LVIP Vanguard International Equity ETF Fund - Standard Class	996,179	996,179	996,179
LVIP Wellington Capital Growth Fund - Standard Class	295,769	295,769	295,769
LVIP Wellington SMID Cap Value Fund - Standard Class	187,855	187,855	187,855
MFS® VIT Growth Series - Initial Class	676,245	676,245	676,245
MFS® VIT Total Return Series - Initial Class	282,700	282,700	282,700
MFS® VIT Utilities Series - Initial Class	903,891	903,891	903,891
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,363,816	1,363,816	1,363,816
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	65,644	65,644	65,644
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	41,002	41,002	41,002
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	452,693	452,693	452,693
Putnam VT Large Cap Value Fund - Class IB	33,009	33,009	33,009
Templeton Foreign VIP Fund - Class 2	81,877	81,877	81,877
Templeton Global Bond VIP Fund - Class 1	124,851	124,851	124,851
Templeton Growth VIP Fund - Class 1	147,409	147,409	147,409
Templeton Growth VIP Fund - Class 2	24,728	24,728	24,728

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$—	$(3,885)	$(3,885)	$9,926
AB VPS Growth and Income Portfolio - Class A	5,004	(4,402)	602	3,775
AB VPS International Value Portfolio - Class A	1,421	(366)	1,055	1,653
AB VPS Large Cap Growth Portfolio - Class A	—	(1,779)	(1,779)	829
AB VPS Small/Mid Cap Value Portfolio - Class A	7,187	(4,914)	2,273	48,687
American Century VP Balanced Fund - Class I	3,285	(2,730)	555	660
American Century VP Inflation Protection Fund - Class I	6,964	(1,035)	5,929	372
American Funds Global Growth Fund - Class 2	7,032	(10,341)	(3,309)	36,233
American Funds Global Small Capitalization Fund - Class 2	—	(1,422)	(1,422)	6,481
American Funds Growth Fund - Class 2	8,471	(21,440)	(12,969)	101,552
American Funds Growth-Income Fund - Class 2	25,775	(11,308)	14,467	27,174
American Funds International Fund - Class 2	33,799	(5,974)	27,825	74,920
BlackRock Global Allocation V.I. Fund - Class I	14,916	(8,167)	6,749	69,458
ClearBridge Variable Mid Cap Portfolio - Class I	1	(2)	(1)	2
Delaware VIP® Emerging Markets Series - Standard Class	4,334	(5,141)	(807)	19,473
Delaware VIP® Small Cap Value Series - Standard Class	10,731	(9,741)	990	30,101
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(127)	(127)	15,426
DWS Equity 500 Index VIP Portfolio - Class A	14,640	(7,868)	6,772	20,928
DWS Small Cap Index VIP Portfolio - Class A	4,664	(3,393)	1,271	12,136
Fidelity® VIP Contrafund® Portfolio - Service Class	1,282	(15,366)	(14,084)	196,530
Fidelity® VIP Equity-Income Portfolio - Service Class	6,451	(2,869)	3,582	2,254
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(643)	(643)	1,507
Fidelity® VIP Growth Portfolio - Service Class	—	(3,058)	(3,058)	67,612
Fidelity® VIP High Income Portfolio - Service Class	1,703	(254)	1,449	(40)
Fidelity® VIP Mid Cap Portfolio - Service Class	3,800	(2,721)	1,079	14,277
Fidelity® VIP Overseas Portfolio - Service Class	1,105	(1,881)	(776)	3,493
Franklin Income VIP Fund - Class 1	46,387	(3,021)	43,366	1,397
Franklin Mutual Shares VIP Fund - Class 1	27,015	(3,447)	23,568	7,129
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(1,497)	(1,497)	6,769
Invesco V.I. American Franchise Fund - Series I Shares	—	(4,177)	(4,177)	10,133
Invesco V.I. Core Equity Fund - Series I Shares	1,022	(1,222)	(200)	1,241
Invesco V.I. International Growth Fund - Series I Shares	922	(572)	350	354
Janus Henderson Balanced Portfolio - Institutional Shares	3,753	(3,206)	547	3,609
Janus Henderson Balanced Portfolio - Service Shares	363	(354)	9	455
Janus Henderson Enterprise Portfolio - Service Shares	423	(1,420)	(997)	1,905
Janus Henderson Global Research Portfolio - Institutional Shares	1,449	(2,225)	(776)	5,893
Janus Henderson Global Research Portfolio - Service Shares	103	(227)	(124)	278
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	17	(124)	(107)	2,958
LVIP Baron Growth Opportunities Fund - Service Class	—	(5,205)	(5,205)	46,538
LVIP Baron Growth Opportunities Fund - Standard Class	—	(1,019)	(1,019)	2,567
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	8,119	(2,067)	6,052	6,625
LVIP BlackRock Global Real Estate Fund - Standard Class	11,025	(785)	10,240	2,242
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,520	(400)	8,120	183
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	245	(17)	228	107
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(1,609)	(1,609)	2,740
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(674)	(674)	5,893
LVIP Delaware Bond Fund - Standard Class	21,484	(6,815)	14,669	1,739
LVIP Delaware Diversified Floating Rate Fund - Standard Class	11,524	(3,411)	8,113	(58)
LVIP Delaware Diversified Income Fund - Standard Class	34,847	(2,103)	32,744	(54)
LVIP Delaware High Yield Fund - Standard Class	24,897	(1,880)	23,017	426
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,835	(244)	2,591	462
LVIP Delaware Mid Cap Value Fund - Standard Class	194	(83)	111	28
LVIP Delaware REIT Fund - Standard Class	22,860	(4,703)	18,157	32,061
LVIP Delaware SMID Cap Core Fund - Standard Class	10,063	(6,454)	3,609	57,417
LVIP Delaware Social Awareness Fund - Standard Class	400	(384)	16	1,316
LVIP Delaware U.S. Growth Fund - Standard Class	—	(2,030)	(2,030)	2,867
LVIP Delaware Value Fund - Standard Class	34,435	(4,192)	30,243	35,946

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$75,530	$85,456	$45,224	$126,795
AB VPS Growth and Income Portfolio - Class A	—	3,775	137,358	141,735
AB VPS International Value Portfolio - Class A	—	1,653	4,589	7,297
AB VPS Large Cap Growth Portfolio - Class A	15,148	15,977	40,910	55,108
AB VPS Small/Mid Cap Value Portfolio - Class A	—	48,687	238,532	289,492
American Century VP Balanced Fund - Class I	20,567	21,227	41,787	63,569
American Century VP Inflation Protection Fund - Class I	—	372	5,933	12,234
American Funds Global Growth Fund - Class 2	100,059	136,292	169,653	302,636
American Funds Global Small Capitalization Fund - Class 2	7,538	14,019	6,940	19,537
American Funds Growth Fund - Class 2	489,597	591,149	160,378	738,558
American Funds Growth-Income Fund - Class 2	22,197	49,371	403,249	467,087
American Funds International Fund - Class 2	—	74,920	(118,931)	(16,186)
BlackRock Global Allocation V.I. Fund - Class I	232,931	302,389	(198,281)	110,857
ClearBridge Variable Mid Cap Portfolio - Class I	230	232	242	473
Delaware VIP® Emerging Markets Series - Standard Class	6,205	25,678	(80,811)	(55,940)
Delaware VIP® Small Cap Value Series - Standard Class	—	30,101	325,302	356,393
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	15,426	(8,065)	7,234
DWS Equity 500 Index VIP Portfolio - Class A	42,931	63,859	174,064	244,695
DWS Small Cap Index VIP Portfolio - Class A	32,426	44,562	24,070	69,903
Fidelity® VIP Contrafund® Portfolio - Service Class	314,038	510,568	119,758	616,242
Fidelity® VIP Equity-Income Portfolio - Service Class	40,137	42,391	28,693	74,666
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,102	8,609	61	8,027
Fidelity® VIP Growth Portfolio - Service Class	126,495	194,107	(84,777)	106,272
Fidelity® VIP High Income Portfolio - Service Class	—	(40)	(254)	1,155
Fidelity® VIP Mid Cap Portfolio - Service Class	118,879	133,156	24,512	158,747
Fidelity® VIP Overseas Portfolio - Service Class	18,620	22,113	20,814	42,151
Franklin Income VIP Fund - Class 1	—	1,397	106,249	151,012
Franklin Mutual Shares VIP Fund - Class 1	—	7,129	119,878	150,575
Franklin Small-Mid Cap Growth VIP Fund - Class 1	17,781	24,550	(8,393)	14,660
Invesco V.I. American Franchise Fund - Series I Shares	60,945	71,078	(13,685)	53,216
Invesco V.I. Core Equity Fund - Series I Shares	3,500	4,741	31,050	35,591
Invesco V.I. International Growth Fund - Series I Shares	4,871	5,225	(2,046)	3,529
Janus Henderson Balanced Portfolio - Institutional Shares	3,221	6,830	53,336	60,713
Janus Henderson Balanced Portfolio - Service Shares	399	854	7,226	8,089
Janus Henderson Enterprise Portfolio - Service Shares	15,973	17,878	9,443	26,324
Janus Henderson Global Research Portfolio - Institutional Shares	12,881	18,774	25,394	43,392
Janus Henderson Global Research Portfolio - Service Shares	1,353	1,631	2,828	4,335
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,963	4,921	(2,275)	2,539
LVIP Baron Growth Opportunities Fund - Service Class	23,699	70,237	102,670	167,702
LVIP Baron Growth Opportunities Fund - Standard Class	3,919	6,486	23,011	28,478
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,104	21,729	45,463	73,244
LVIP BlackRock Global Real Estate Fund - Standard Class	6,380	8,622	20,409	39,271
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	183	(2,933)	5,370
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	778	885	1,135	2,248
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	21,695	24,435	35,892	58,718
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	4,884	10,777	9,114	19,217
LVIP Delaware Bond Fund - Standard Class	11,967	13,706	(52,377)	(24,002)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(58)	(7,981)	74
LVIP Delaware Diversified Income Fund - Standard Class	19,099	19,045	(61,712)	(9,923)
LVIP Delaware High Yield Fund - Standard Class	—	426	(12,061)	11,382
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	462	(4,371)	(1,318)
LVIP Delaware Mid Cap Value Fund - Standard Class	—	28	3,480	3,619
LVIP Delaware REIT Fund - Standard Class	—	32,061	204,476	254,694
LVIP Delaware SMID Cap Core Fund - Standard Class	76,524	133,941	60,281	197,831
LVIP Delaware Social Awareness Fund - Standard Class	2,036	3,352	7,350	10,718
LVIP Delaware U.S. Growth Fund - Standard Class	77,498	80,365	(26,441)	51,894
LVIP Delaware Value Fund - Standard Class	89,318	125,264	(20,244)	135,263

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	$6,092	$(790)	$5,302	$1,419
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,015	(177)	838	5,332
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	3,915	(1,316)	2,599	13,316
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	302	(25)	277	35
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	8,288	(1,162)	7,126	4,359
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	29,331	(1,251)	28,080	4,625
LVIP Global Income Fund - Standard Class	16,739	(956)	15,783	(77)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	41,002	(2,784)	38,218	3,430
LVIP Government Money Market Fund - Standard Class	37	(2,169)	(2,132)	1
LVIP JPMorgan High Yield Fund - Standard Class	9,861	(1,055)	8,806	189
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	779	(431)	348	4,060
LVIP MFS International Growth Fund - Standard Class	5,940	(4,495)	1,445	4,769
LVIP MFS Value Fund - Standard Class	9,113	(3,343)	5,770	10,990
LVIP Mondrian International Value Fund - Standard Class	20,488	(3,882)	16,606	1,218
LVIP SSGA Bond Index Fund - Standard Class	5,375	(1,016)	4,359	112
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	(5)	(5)	677
LVIP SSGA Developed International 150 Fund - Standard Class	5,211	(781)	4,430	64
LVIP SSGA Emerging Markets 100 Fund - Standard Class	28,381	(2,852)	25,529	406
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	21,305	(1,780)	19,525	2,634
LVIP SSGA International Index Fund - Standard Class	1,102	(219)	883	37,927
LVIP SSGA International Managed Volatility Fund - Standard Class	146	(96)	50	17,545
LVIP SSGA Large Cap 100 Fund - Standard Class	21,986	(2,932)	19,054	4,432
LVIP SSGA Moderate Index Allocation Fund - Standard Class	32,136	(10,699)	21,437	2,350
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	3,582	(330)	3,252	14,601
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	19,274	(1,180)	18,094	2,584
LVIP SSGA S&P 500 Index Fund - Standard Class	42,996	(17,646)	25,350	60,412
LVIP SSGA Small-Cap Index Fund - Standard Class	5,752	(2,829)	2,923	9,519
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,911	(285)	1,626	2,590
LVIP T. Rowe Price 2040 Fund - Standard Class	84	(16)	68	3
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(739)	(739)	1,566
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	39	(535)	(496)	7,900
LVIP Vanguard Bond Allocation Fund - Standard Class	1,085	(297)	788	120
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	688	(340)	348	3,751
LVIP Vanguard International Equity ETF Fund - Standard Class	27,313	(5,541)	21,772	3,150
LVIP Wellington Capital Growth Fund - Standard Class	—	(1,950)	(1,950)	1,056
LVIP Wellington SMID Cap Value Fund - Standard Class	874	(1,134)	(260)	5,655
MFS® VIT Growth Series - Initial Class	—	(3,659)	(3,659)	15,479
MFS® VIT Total Return Series - Initial Class	4,795	(1,402)	3,393	2,207
MFS® VIT Utilities Series - Initial Class	14,571	(3,836)	10,735	8,284
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(9,651)	(9,651)	24,386
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	369	(378)	(9)	2,683
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	144	(314)	(170)	667
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	18,321	(1,191)	17,130	(6,802)
Putnam VT Large Cap Value Fund - Class IB	371	(248)	123	265
Templeton Foreign VIP Fund - Class 2	1,545	(672)	873	200
Templeton Global Bond VIP Fund - Class 1	—	(594)	(594)	(1,536)
Templeton Growth VIP Fund - Class 1	1,934	(687)	1,247	31
Templeton Growth VIP Fund - Class 2	271	(195)	76	20

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	$—	$1,419	$18,963	$25,684
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,413	8,745	11,905	21,488
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	13,316	69,303	85,218
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	35	3,601	3,913
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,714	10,073	(1,537)	15,662
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	43,769	48,394	30,045	106,519
LVIP Global Income Fund - Standard Class	9,457	9,380	(51,678)	(26,515)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	47,336	50,766	38,026	127,010
LVIP Government Money Market Fund - Standard Class	20	21	—	(2,111)
LVIP JPMorgan High Yield Fund - Standard Class	—	189	1,158	10,153
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	774	4,834	13,687	18,869
LVIP MFS International Growth Fund - Standard Class	48,421	53,190	23,088	77,723
LVIP MFS Value Fund - Standard Class	11,075	22,065	114,261	142,096
LVIP Mondrian International Value Fund - Standard Class	—	1,218	38,441	56,265
LVIP SSGA Bond Index Fund - Standard Class	1,075	1,187	(11,228)	(5,682)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	677	(624)	48
LVIP SSGA Developed International 150 Fund - Standard Class	—	64	8,561	13,055
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	406	11,019	36,954
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	25,622	28,256	(2,974)	44,807
LVIP SSGA International Index Fund - Standard Class	—	37,927	(27,643)	11,167
LVIP SSGA International Managed Volatility Fund - Standard Class	—	17,545	(12,905)	4,690
LVIP SSGA Large Cap 100 Fund - Standard Class	119,774	124,206	(19,489)	123,771
LVIP SSGA Moderate Index Allocation Fund - Standard Class	8,444	10,794	95,697	127,928
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	678	15,279	(10,908)	7,623
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	3,119	5,703	18,082	41,879
LVIP SSGA S&P 500 Index Fund - Standard Class	54,517	114,929	648,019	788,298
LVIP SSGA Small-Cap Index Fund - Standard Class	18,415	27,934	(13,390)	17,467
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	18,280	20,870	(1,536)	20,960
LVIP T. Rowe Price 2040 Fund - Standard Class	40	43	226	337
LVIP T. Rowe Price Growth Stock Fund - Standard Class	17,303	18,869	22,335	40,465
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	43,685	51,585	(10,742)	40,347
LVIP Vanguard Bond Allocation Fund - Standard Class	179	299	(2,130)	(1,043)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	567	4,318	7,929	12,595
LVIP Vanguard International Equity ETF Fund - Standard Class	14,943	18,093	25,557	65,422
LVIP Wellington Capital Growth Fund - Standard Class	28,564	29,620	12,191	39,861
LVIP Wellington SMID Cap Value Fund - Standard Class	8,677	14,332	28,303	42,375
MFS® VIT Growth Series - Initial Class	85,276	100,755	29,559	126,655
MFS® VIT Total Return Series - Initial Class	12,773	14,980	14,975	33,348
MFS® VIT Utilities Series - Initial Class	28,393	36,677	59,534	106,946
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	143,044	167,430	(6,571)	151,208
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	2,683	14,707	17,381
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	739	1,406	6,543	7,779
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(6,802)	121,458	131,786
Putnam VT Large Cap Value Fund - Class IB	1,155	1,420	5,489	7,032
Templeton Foreign VIP Fund - Class 2	—	200	1,545	2,618
Templeton Global Bond VIP Fund - Class 1	—	(1,536)	(3,850)	(5,980)
Templeton Growth VIP Fund - Class 1	—	31	5,228	6,506
Templeton Growth VIP Fund - Class 2	—	20	831	927

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2020 and 2021

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$419,915	$502,439	$58,321	$142,911	$750,810	$379,011	$164,804
Changes From Operations:
• Net investment income (loss)	274	3,866	830	(1,278)	4,247	2,244	1,899
• Net realized gain (loss) on investments	54,038	23,867	(364)	12,661	31,164	13,296	(486)
• Net change in unrealized appreciation or depreciation on investments	109,815	(16,849)	2,381	37,887	41,311	29,263	12,953
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	164,127	10,884	2,847	49,270	76,722	44,803	14,366
Changes From Unit Transactions:
• Net unit transactions	(11,308)	8,168	6,558	4,591	84,667	(1,408)	6,649
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,308)	8,168	6,558	4,591	84,667	(1,408)	6,649
TOTAL INCREASE (DECREASE) IN NET ASSETS	152,819	19,052	9,405	53,861	161,389	43,395	21,015
NET ASSETS AT DECEMBER 31, 2020	572,734	521,491	67,726	196,772	912,199	422,406	185,819
Changes From Operations:
• Net investment income (loss)	(3,885)	602	1,055	(1,779)	2,273	555	5,929
• Net realized gain (loss) on investments	85,456	3,775	1,653	15,977	48,687	21,227	372
• Net change in unrealized appreciation or depreciation on investments	45,224	137,358	4,589	40,910	238,532	41,787	5,933
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	126,795	141,735	7,297	55,108	289,492	63,569	12,234
Changes From Unit Transactions:
• Net unit transactions	(988)	(6,141)	(3,468)	4,555	(202,751)	(1,863)	16,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(988)	(6,141)	(3,468)	4,555	(202,751)	(1,863)	16,919
TOTAL INCREASE (DECREASE) IN NET ASSETS	125,807	135,594	3,829	59,663	86,741	61,706	29,153
NET ASSETS AT DECEMBER 31, 2021	$698,541	$657,085	$71,555	$256,435	$998,940	$484,112	$214,972

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,688,635	$247,102	$2,772,593	$1,598,418	$1,335,762	$1,432,675
Changes From Operations:
• Net investment income (loss)	(2,961)	(634)	(6,435)	13,966	2,676	12,073
• Net realized gain (loss) on investments	196,675	18,668	193,330	51,862	4,667	147,166
• Net change in unrealized appreciation or depreciation on investments	242,999	55,914	1,025,325	141,157	187,229	134,066
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	436,713	73,948	1,212,220	206,985	194,572	293,305
Changes From Unit Transactions:
• Net unit transactions	(240,615)	(6,491)	(528,824)	(20,423)	16,786	24,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(240,615)	(6,491)	(528,824)	(20,423)	16,786	24,141
TOTAL INCREASE (DECREASE) IN NET ASSETS	196,098	67,457	683,396	186,562	211,358	317,446
NET ASSETS AT DECEMBER 31, 2020	1,884,733	314,559	3,455,989	1,784,980	1,547,120	1,750,121
Changes From Operations:
• Net investment income (loss)	(3,309)	(1,422)	(12,969)	14,467	27,825	6,749
• Net realized gain (loss) on investments	136,292	14,019	591,149	49,371	74,920	302,389
• Net change in unrealized appreciation or depreciation on investments	169,653	6,940	160,378	403,249	(118,931)	(198,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	302,636	19,537	738,558	467,087	(16,186)	110,857
Changes From Unit Transactions:
• Net unit transactions	53,385	2,008	(42,312)	222,248	(197,867)	(156,903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,385	2,008	(42,312)	222,248	(197,867)	(156,903)
TOTAL INCREASE (DECREASE) IN NET ASSETS	356,021	21,545	696,246	689,335	(214,053)	(46,046)
NET ASSETS AT DECEMBER 31, 2021	$2,240,754	$336,104	$4,152,235	$2,474,315	$1,333,067	$1,704,075

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,506	$1,151,523	$1,094,676	$175,321	$801,676	$386,816	$2,039,557
Changes From Operations:
• Net investment income (loss)	3	3,421	5,323	3,071	7,073	1,761	(9,891)
• Net realized gain (loss) on investments	18	135,198	47,062	(2,718)	58,196	39,177	77,373
• Net change in unrealized appreciation or depreciation on investments	189	118,749	(70,538)	6,842	67,057	50,194	515,741
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210	257,368	(18,153)	7,195	132,326	91,132	583,223
Changes From Unit Transactions:
• Net unit transactions	(68)	(169,317)	12,542	7,938	(24,769)	26,665	(174,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(68)	(169,317)	12,542	7,938	(24,769)	26,665	(174,748)
TOTAL INCREASE (DECREASE) IN NET ASSETS	142	88,051	(5,611)	15,133	107,557	117,797	408,475
NET ASSETS AT DECEMBER 31, 2020	1,648	1,239,574	1,089,065	190,454	909,233	504,613	2,448,032
Changes From Operations:
• Net investment income (loss)	(1)	(807)	990	(127)	6,772	1,271	(14,084)
• Net realized gain (loss) on investments	232	25,678	30,101	15,426	63,859	44,562	510,568
• Net change in unrealized appreciation or depreciation on investments	242	(80,811)	325,302	(8,065)	174,064	24,070	119,758
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	473	(55,940)	356,393	7,234	244,695	69,903	616,242
Changes From Unit Transactions:
• Net unit transactions	—	325,963	(91,432)	(197,688)	(25,949)	(19,177)	(436,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	325,963	(91,432)	(197,688)	(25,949)	(19,177)	(436,337)
TOTAL INCREASE (DECREASE) IN NET ASSETS	473	270,023	264,961	(190,454)	218,746	50,726	179,905
NET ASSETS AT DECEMBER 31, 2021	$2,121	$1,509,597	$1,354,026	$—	$1,127,979	$555,339	$2,627,937

See accompanying notes.

	Fidelity® VIP Equity- Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$299,158	$45,223	$292,187	$27,606	$525,366	$200,790
Changes From Operations:
• Net investment income (loss)	2,604	(434)	(1,302)	1,139	956	(794)
• Net realized gain (loss) on investments	12,605	4,260	39,232	(441)	(786)	2,730
• Net change in unrealized appreciation or depreciation on investments	1,440	25,961	68,831	(299)	103,717	27,346
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,649	29,787	106,761	399	103,887	29,282
Changes From Unit Transactions:
• Net unit transactions	(2,221)	(996)	(51,373)	1,979	17,892	(3,309)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,221)	(996)	(51,373)	1,979	17,892	(3,309)
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,428	28,791	55,388	2,378	121,779	25,973
NET ASSETS AT DECEMBER 31, 2020	313,586	74,014	347,575	29,984	647,145	226,763
Changes From Operations:
• Net investment income (loss)	3,582	(643)	(3,058)	1,449	1,079	(776)
• Net realized gain (loss) on investments	42,391	8,609	194,107	(40)	133,156	22,113
• Net change in unrealized appreciation or depreciation on investments	28,693	61	(84,777)	(254)	24,512	20,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,666	8,027	106,272	1,155	158,747	42,151
Changes From Unit Transactions:
• Net unit transactions	(5,885)	(1,035)	482,622	2,110	(20,390)	(4,011)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,885)	(1,035)	482,622	2,110	(20,390)	(4,011)
TOTAL INCREASE (DECREASE) IN NET ASSETS	68,781	6,992	588,894	3,265	138,357	38,140
NET ASSETS AT DECEMBER 31, 2021	$382,367	$81,006	$936,469	$33,249	$785,502	$264,903

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$778,177	$701,861	$280,401	$379,681	$119,881	$55,403	$320,634
Changes From Operations:
• Net investment income (loss)	41,777	18,329	(756)	(2,958)	664	950	3,263
• Net realized gain (loss) on investments	(3,283)	(2,193)	30,956	46,241	28,154	1,513	8,354
• Net change in unrealized appreciation or depreciation on investments	(26,570)	(31,229)	37,888	102,019	(13,357)	5,649	30,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,924	(15,093)	68,088	145,302	15,461	8,112	41,831
Changes From Unit Transactions:
• Net unit transactions	93,446	118,206	(177,600)	(37,265)	(981)	4,041	(6,184)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	93,446	118,206	(177,600)	(37,265)	(981)	4,041	(6,184)
TOTAL INCREASE (DECREASE) IN NET ASSETS	105,370	103,113	(109,512)	108,037	14,480	12,153	35,647
NET ASSETS AT DECEMBER 31, 2020	883,547	804,974	170,889	487,718	134,361	67,556	356,281
Changes From Operations:
• Net investment income (loss)	43,366	23,568	(1,497)	(4,177)	(200)	350	547
• Net realized gain (loss) on investments	1,397	7,129	24,550	71,078	4,741	5,225	6,830
• Net change in unrealized appreciation or depreciation on investments	106,249	119,878	(8,393)	(13,685)	31,050	(2,046)	53,336
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151,012	150,575	14,660	53,216	35,591	3,529	60,713
Changes From Unit Transactions:
• Net unit transactions	44,114	(27,046)	174,794	(11,384)	(3,651)	5,855	26,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,114	(27,046)	174,794	(11,384)	(3,651)	5,855	26,863
TOTAL INCREASE (DECREASE) IN NET ASSETS	195,126	123,529	189,454	41,832	31,940	9,384	87,576
NET ASSETS AT DECEMBER 31, 2021	$1,078,673	$928,503	$360,343	$529,550	$166,301	$76,940	$443,857
See accompanying notes.

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology and Innovation Portfolio - Service Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$44,882	$133,488	$217,337	$21,344	$14,430	$766,717
Changes From Operations:
• Net investment income (loss)	389	(1,043)	(129)	(52)	(115)	(4,859)
• Net realized gain (loss) on investments	970	10,562	14,466	1,371	3,061	148,643
• Net change in unrealized appreciation or depreciation on investments	4,561	15,312	27,224	2,649	3,117	98,803
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,920	24,831	41,561	3,968	6,063	242,587
Changes From Unit Transactions:
• Net unit transactions	(458)	6,189	(2,311)	271	(3,042)	(61,596)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(458)	6,189	(2,311)	271	(3,042)	(61,596)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,462	31,020	39,250	4,239	3,021	180,991
NET ASSETS AT DECEMBER 31, 2020	50,344	164,508	256,587	25,583	17,451	947,708
Changes From Operations:
• Net investment income (loss)	9	(997)	(776)	(124)	(107)	(5,205)
• Net realized gain (loss) on investments	854	17,878	18,774	1,631	4,921	70,237
• Net change in unrealized appreciation or depreciation on investments	7,226	9,443	25,394	2,828	(2,275)	102,670
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,089	26,324	43,392	4,335	2,539	167,702
Changes From Unit Transactions:
• Net unit transactions	(512)	10,008	(8,770)	314	(4,417)	(25,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(512)	10,008	(8,770)	314	(4,417)	(25,826)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,577	36,332	34,622	4,649	(1,878)	141,876
NET ASSETS AT DECEMBER 31, 2021	$57,921	$200,840	$291,209	$30,232	$15,573	$1,089,584

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$118,245	$282,974	$130,793	$105,345	$12,858	$162,522	$128,918
Changes From Operations:
• Net investment income (loss)	(723)	4,870	6,448	(142)	198	(583)	(545)
• Net realized gain (loss) on investments	5,780	1,809	4,400	(90)	35	5,562	5,958
• Net change in unrealized appreciation or depreciation on investments	33,376	3,062	(11,430)	5,797	217	31,359	24,886
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,433	9,741	(582)	5,565	450	36,338	30,299
Changes From Unit Transactions:
• Net unit transactions	(6,757)	38,198	15,164	3,660	2,408	(4,560)	(14,967)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,757)	38,198	15,164	3,660	2,408	(4,560)	(14,967)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,676	47,939	14,582	9,225	2,858	31,778	15,332
NET ASSETS AT DECEMBER 31, 2020	149,921	330,913	145,375	114,570	15,716	194,300	144,250
Changes From Operations:
• Net investment income (loss)	(1,019)	6,052	10,240	8,120	228	(1,609)	(674)
• Net realized gain (loss) on investments	6,486	21,729	8,622	183	885	24,435	10,777
• Net change in unrealized appreciation or depreciation on investments	23,011	45,463	20,409	(2,933)	1,135	35,892	9,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,478	73,244	39,271	5,370	2,248	58,718	19,217
Changes From Unit Transactions:
• Net unit transactions	4,379	1,358	(8,284)	9,489	2,502	754	(1,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,379	1,358	(8,284)	9,489	2,502	754	(1,896)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,857	74,602	30,987	14,859	4,750	59,472	17,321
NET ASSETS AT DECEMBER 31, 2021	$182,778	$405,515	$176,362	$129,429	$20,466	$253,772	$161,571

See accompanying notes.

	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,120,389	$708,257	$550,992	$317,376	$133,085	$11,535
Changes From Operations:
• Net investment income (loss)	15,023	8,905	12,256	15,848	2,162	221
• Net realized gain (loss) on investments	30,586	(1,402)	25,096	(2,838)	(33)	87
• Net change in unrealized appreciation or depreciation on investments	39,843	(1,647)	19,183	5,684	3,147	(321)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,452	5,856	56,535	18,694	5,276	(13)
Changes From Unit Transactions:
• Net unit transactions	(251,823)	98,761	36,413	4,829	5,520	121
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(251,823)	98,761	36,413	4,829	5,520	121
TOTAL INCREASE (DECREASE) IN NET ASSETS	(166,371)	104,617	92,948	23,523	10,796	108
NET ASSETS AT DECEMBER 31, 2020	954,018	812,874	643,940	340,899	143,881	11,643
Changes From Operations:
• Net investment income (loss)	14,669	8,113	32,744	23,017	2,591	111
• Net realized gain (loss) on investments	13,706	(58)	19,045	426	462	28
• Net change in unrealized appreciation or depreciation on investments	(52,377)	(7,981)	(61,712)	(12,061)	(4,371)	3,480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,002)	74	(9,923)	11,382	(1,318)	3,619
Changes From Unit Transactions:
• Net unit transactions	129,507	149,415	95,475	(85,604)	24,044	98
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	129,507	149,415	95,475	(85,604)	24,044	98
TOTAL INCREASE (DECREASE) IN NET ASSETS	105,505	149,489	85,552	(74,222)	22,726	3,717
NET ASSETS AT DECEMBER 31, 2021	$1,059,523	$962,363	$729,492	$266,677	$166,607	$15,360

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Delaware REIT Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$660,617	$842,793	$38,538	$248,282	$920,993	$154,752	$79,487
Changes From Operations:
• Net investment income (loss)	7,394	(1,268)	196	(1,602)	12,105	2,164	1,002
• Net realized gain (loss) on investments	28,236	13,639	2,970	27,517	41,342	(908)	5,259
• Net change in unrealized appreciation or depreciation on investments	(98,882)	92,780	3,924	80,695	(40,663)	(4,554)	6,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,252)	105,151	7,090	106,610	12,784	(3,298)	12,585
Changes From Unit Transactions:
• Net unit transactions	97,508	36,042	(2,352)	(52,568)	32,137	18,999	(6,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	97,508	36,042	(2,352)	(52,568)	32,137	18,999	(6,224)
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,256	141,193	4,738	54,042	44,921	15,701	6,361
NET ASSETS AT DECEMBER 31, 2020	694,873	983,986	43,276	302,324	965,914	170,453	85,848
Changes From Operations:
• Net investment income (loss)	18,157	3,609	16	(2,030)	30,243	5,302	838
• Net realized gain (loss) on investments	32,061	133,941	3,352	80,365	125,264	1,419	8,745
• Net change in unrealized appreciation or depreciation on investments	204,476	60,281	7,350	(26,441)	(20,244)	18,963	11,905
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,694	197,831	10,718	51,894	135,263	25,684	21,488
Changes From Unit Transactions:
• Net unit transactions	(238,891)	(389,070)	(2,550)	(6,840)	(636,452)	12,113	(14,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(238,891)	(389,070)	(2,550)	(6,840)	(636,452)	12,113	(14,242)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,803	(191,239)	8,168	45,054	(501,189)	37,797	7,246
NET ASSETS AT DECEMBER 31, 2021	$710,676	$792,747	$51,444	$347,378	$464,725	$208,250	$93,094

See accompanying notes.

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$261,901	$21,530	$209,441	$792,020	$402,720	$1,084,637
Changes From Operations:
• Net investment income (loss)	2,119	201	3,468	16,579	5,228	21,183
• Net realized gain (loss) on investments	4,028	62	4,939	7,355	17,870	16,323
• Net change in unrealized appreciation or depreciation on investments	35,202	2,230	4,076	22,546	1,952	26,732
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,349	2,493	12,483	46,480	25,050	64,238
Changes From Unit Transactions:
• Net unit transactions	7,486	(1,215)	(5,717)	11,083	41,442	40,346
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,486	(1,215)	(5,717)	11,083	41,442	40,346
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,835	1,278	6,766	57,563	66,492	104,584
NET ASSETS AT DECEMBER 31, 2020	310,736	22,808	216,207	849,583	469,212	1,189,221
Changes From Operations:
• Net investment income (loss)	2,599	277	7,126	28,080	15,783	38,218
• Net realized gain (loss) on investments	13,316	35	10,073	48,394	9,380	50,766
• Net change in unrealized appreciation or depreciation on investments	69,303	3,601	(1,537)	30,045	(51,678)	38,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,218	3,913	15,662	106,519	(26,515)	127,010
Changes From Unit Transactions:
• Net unit transactions	(5,000)	(118)	8,631	5,448	93,008	47,816
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,000)	(118)	8,631	5,448	93,008	47,816
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,218	3,795	24,293	111,967	66,493	174,826
NET ASSETS AT DECEMBER 31, 2021	$390,954	$26,603	$240,500	$961,550	$535,705	$1,364,047

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$445,201	$84,481	$60,100	$389,853	$438,552	$506,601	$220,189
Changes From Operations:
• Net investment income (loss)	(1,228)	4,043	414	1,868	5,958	8,517	4,096
• Net realized gain (loss) on investments	14	(338)	205	4,040	1,119	10,178	1,630
• Net change in unrealized appreciation or depreciation on investments	—	1,939	2,608	54,116	17,669	(40,308)	9,547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,214)	5,644	3,227	60,024	24,746	(21,613)	15,273
Changes From Unit Transactions:
• Net unit transactions	(82,384)	7,240	6,831	42,013	76,783	41,559	10,168
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(82,384)	7,240	6,831	42,013	76,783	41,559	10,168
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,598)	12,884	10,058	102,037	101,529	19,946	25,441
NET ASSETS AT DECEMBER 31, 2020	361,603	97,365	70,158	491,890	540,081	526,547	245,630
Changes From Operations:
• Net investment income (loss)	(2,132)	8,806	348	1,445	5,770	16,606	4,359
• Net realized gain (loss) on investments	21	189	4,834	53,190	22,065	1,218	1,187
• Net change in unrealized appreciation or depreciation on investments	—	1,158	13,687	23,088	114,261	38,441	(11,228)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,111)	10,153	18,869	77,723	142,096	56,265	(5,682)
Changes From Unit Transactions:
• Net unit transactions	(63,437)	116,673	(7,881)	299,153	22,762	27,142	41,875
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(63,437)	116,673	(7,881)	299,153	22,762	27,142	41,875
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,548)	126,826	10,988	376,876	164,858	83,407	36,193
NET ASSETS AT DECEMBER 31, 2021	$296,055	$224,191	$81,146	$868,766	$704,939	$609,954	$281,823

See accompanying notes.

	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$11,745	$105,423	$424,971	$326,875	$246,089	$128,298
Changes From Operations:
• Net investment income (loss)	24	1,933	11,974	4,996	4,663	1,823
• Net realized gain (loss) on investments	1,084	(1,049)	(2,090)	11,439	(140)	(341)
• Net change in unrealized appreciation or depreciation on investments	(652)	(5,057)	5,934	7,376	16,508	(1,438)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	456	(4,173)	15,818	23,811	21,031	44
Changes From Unit Transactions:
• Net unit transactions	(8,666)	2,935	15,395	16,933	2,623	12,112
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,666)	2,935	15,395	16,933	2,623	12,112
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,210)	(1,238)	31,213	40,744	23,654	12,156
NET ASSETS AT DECEMBER 31, 2020	3,535	104,185	456,184	367,619	269,743	140,454
Changes From Operations:
• Net investment income (loss)	(5)	4,430	25,529	19,525	883	50
• Net realized gain (loss) on investments	677	64	406	28,256	37,927	17,545
• Net change in unrealized appreciation or depreciation on investments	(624)	8,561	11,019	(2,974)	(27,643)	(12,905)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48	13,055	36,954	44,807	11,167	4,690
Changes From Unit Transactions:
• Net unit transactions	(3,583)	1,978	12,458	12,443	(237,667)	(138,584)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,583)	1,978	12,458	12,443	(237,667)	(138,584)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,535)	15,033	49,412	57,250	(226,500)	(133,894)
NET ASSETS AT DECEMBER 31, 2021	$—	$119,218	$505,596	$424,869	$43,243	$6,560

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$199,630	$191,386	$62,179	$264,217	$2,000,330	$172,933	$56,250
Changes From Operations:
• Net investment income (loss)	4,766	17,848	1,177	6,587	22,495	1,082	1,374
• Net realized gain (loss) on investments	1,999	16,518	1,929	6,422	49,797	12,001	(185)
• Net change in unrealized appreciation or depreciation on investments	3,207	111,547	2,267	12,368	268,827	25,212	6,197
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,972	145,913	5,373	25,377	341,119	38,295	7,386
Changes From Unit Transactions:
• Net unit transactions	7,974	988,244	(794)	28,016	(12,340)	(13,259)	1,335
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,974	988,244	(794)	28,016	(12,340)	(13,259)	1,335
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,946	1,134,157	4,579	53,393	328,779	25,036	8,721
NET ASSETS AT DECEMBER 31, 2020	217,576	1,325,543	66,758	317,610	2,329,109	197,969	64,971
Changes From Operations:
• Net investment income (loss)	19,054	21,437	3,252	18,094	25,350	2,923	1,626
• Net realized gain (loss) on investments	124,206	10,794	15,279	5,703	114,929	27,934	20,870
• Net change in unrealized appreciation or depreciation on investments	(19,489)	95,697	(10,908)	18,082	648,019	(13,390)	(1,536)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,771	127,928	7,623	41,879	788,298	17,467	20,960
Changes From Unit Transactions:
• Net unit transactions	706,674	39,135	3,241	27,729	538,207	475,565	(2,713)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	706,674	39,135	3,241	27,729	538,207	475,565	(2,713)
TOTAL INCREASE (DECREASE) IN NET ASSETS	830,445	167,063	10,864	69,608	1,326,505	493,032	18,247
NET ASSETS AT DECEMBER 31, 2021	$1,048,021	$1,492,606	$77,622	$387,218	$3,655,614	$691,001	$83,218

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$145,487	$221,283	$58,445	$48,929	$745,189
Changes From Operations:
• Net investment income (loss)	20	(526)	(392)	746	375	12,689
• Net realized gain (loss) on investments	18	7,818	17,972	384	3,964	1,216
• Net change in unrealized appreciation or depreciation on investments	252	46,775	51,803	1,994	5,434	71,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	290	54,067	69,383	3,124	9,773	85,878
Changes From Unit Transactions:
• Net unit transactions	1,079	515	(3,292)	6,043	(5,074)	42,103
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,079	515	(3,292)	6,043	(5,074)	42,103
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,369	54,582	66,091	9,167	4,699	127,981
NET ASSETS AT DECEMBER 31, 2020	1,369	200,069	287,374	67,612	53,628	873,170
Changes From Operations:
• Net investment income (loss)	68	(739)	(496)	788	348	21,772
• Net realized gain (loss) on investments	43	18,869	51,585	299	4,318	18,093
• Net change in unrealized appreciation or depreciation on investments	226	22,335	(10,742)	(2,130)	7,929	25,557
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337	40,465	40,347	(1,043)	12,595	65,422
Changes From Unit Transactions:
• Net unit transactions	1,644	220	(7,652)	11,162	(6,459)	57,587
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,644	220	(7,652)	11,162	(6,459)	57,587
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,981	40,685	32,695	10,119	6,136	123,009
NET ASSETS AT DECEMBER 31, 2021	$3,350	$240,754	$320,069	$77,731	$59,764	$996,179

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	MFS®VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$156,921	$157,092	$456,522	$223,245	$696,182	$921,679	$51,526
Changes From Operations:
• Net investment income (loss)	(1,315)	400	(2,909)	3,810	13,595	(7,122)	323
• Net realized gain (loss) on investments	17,308	9,659	51,781	6,804	22,202	61,673	(722)
• Net change in unrealized appreciation or depreciation on investments	52,031	(4,900)	84,231	9,591	5,662	295,095	1,397
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,024	5,159	133,103	20,205	41,459	349,646	998
Changes From Unit Transactions:
• Net unit transactions	2,233	(3,582)	(32,563)	2,666	28,666	(29,256)	4,395
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,233	(3,582)	(32,563)	2,666	28,666	(29,256)	4,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	70,257	1,577	100,540	22,871	70,125	320,390	5,393
NET ASSETS AT DECEMBER 31, 2020	227,178	158,669	557,062	246,116	766,307	1,242,069	56,919
Changes From Operations:
• Net investment income (loss)	(1,950)	(260)	(3,659)	3,393	10,735	(9,651)	(9)
• Net realized gain (loss) on investments	29,620	14,332	100,755	14,980	36,677	167,430	2,683
• Net change in unrealized appreciation or depreciation on investments	12,191	28,303	29,559	14,975	59,534	(6,571)	14,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,861	42,375	126,655	33,348	106,946	151,208	17,381
Changes From Unit Transactions:
• Net unit transactions	28,730	(13,189)	(7,472)	3,236	30,638	(29,461)	(8,656)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,730	(13,189)	(7,472)	3,236	30,638	(29,461)	(8,656)
TOTAL INCREASE (DECREASE) IN NET ASSETS	68,591	29,186	119,183	36,584	137,584	121,747	8,725
NET ASSETS AT DECEMBER 31, 2021	$295,769	$187,855	$676,245	$282,700	$903,891	$1,363,816	$65,644

See accompanying notes.

	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Large Cap Value Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$32,004	$443,120	$26,700	$77,830	$137,498	$125,120
Changes From Operations:
• Net investment income (loss)	(60)	24,992	218	1,832	10,848	3,307
• Net realized gain (loss) on investments	1,385	(83,899)	1,640	(777)	(6,972)	(1,334)
• Net change in unrealized appreciation or depreciation on investments	4,320	74,883	(646)	(1,872)	(11,485)	6,401
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,645	15,976	1,212	(817)	(7,609)	8,374
Changes From Unit Transactions:
• Net unit transactions	(1,952)	43,660	(811)	935	(20,704)	3,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,952)	43,660	(811)	935	(20,704)	3,631
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,693	59,636	401	118	(28,313)	12,005
NET ASSETS AT DECEMBER 31, 2020	35,697	502,756	27,101	77,948	109,185	137,125
Changes From Operations:
• Net investment income (loss)	(170)	17,130	123	873	(594)	1,247
• Net realized gain (loss) on investments	1,406	(6,802)	1,420	200	(1,536)	31
• Net change in unrealized appreciation or depreciation on investments	6,543	121,458	5,489	1,545	(3,850)	5,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,779	131,786	7,032	2,618	(5,980)	6,506
Changes From Unit Transactions:
• Net unit transactions	(2,474)	(181,849)	(1,124)	1,311	21,646	3,778
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,474)	(181,849)	(1,124)	1,311	21,646	3,778
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,305	(50,063)	5,908	3,929	15,666	10,284
NET ASSETS AT DECEMBER 31, 2021	$41,002	$452,693	$33,009	$81,877	$124,851	$147,409

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$20,327
Changes From Operations:
• Net investment income (loss)	409
• Net realized gain (loss) on investments	(260)
• Net change in unrealized appreciation or depreciation on investments	1,035
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,184
Changes From Unit Transactions:
• Net unit transactions	1,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,565
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,749
NET ASSETS AT DECEMBER 31, 2020	23,076
Changes From Operations:
• Net investment income (loss)	76
• Net realized gain (loss) on investments	20
• Net change in unrealized appreciation or depreciation on investments	831
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	927
Changes From Unit Transactions:
• Net unit transactions	725
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	725
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,652
NET ASSETS AT DECEMBER 31, 2021	$24,728

See accompanying notes.

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln SVUL • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV	• Lincoln SVULONE • Lincoln SVULONE 2007 • Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-seven mutual funds (the Funds) of twenty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A**

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology and Innovation Portfolio - Service Shares

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class**

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware REIT Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class**

LVIP Dimensional International Core Equity Fund - Standard Class**

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class**

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class**

LVIP SSGA Conservative Structured Allocation Fund - Standard Class**

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund**

M International Equity Fund**

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class**

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Class 2 Shares**

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB**

Putnam VT Large Cap Value Fund - Class IB

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2021

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Henderson Global Technology Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class
Putnam VT Equity Income Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Fund Acquired	Acquiring Fund
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
Delaware VIP® REIT Series - Standard Class	LVIP Delaware REIT Fund - Standard Class
Delaware VIP® Smid Cap Core Series - Standard Class	LVIP Delaware SMID Cap Core Fund - Standard Class
Delaware VIP® U.S. Growth Series - Standard Class	LVIP Delaware U.S. Growth Fund - Standard Class
Delaware VIP® Value Series - Standard Class	LVIP Delaware Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%

•  Lincoln SVUL-II - annual rate of .80%

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2021 and 2020, amounted to $139,247 and $125,504, respectively.

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2021 and 2020, amounted to $399,560 and $544,054, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2021 and 2020, amounted to $792,347 and $715,868, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2021 and 2020, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2021 and 2020 no full surrender charges or partial surrender administrative charges were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2021		0.10%	0.80%	$31.52	$65.04	17,860	$698,541	21.89%	22.75%	0.00%
	2020		0.10%	0.80%	25.81	52.99	17,726	572,734	38.30%	39.27%	0.66%
	2019		0.10%	0.80%	18.62	38.05	17,609	419,915	29.12%	30.03%	0.43%
	2018		0.10%	0.80%	14.39	29.26	17,115	318,643	-10.51%	-9.89%	0.00%
	2017		0.10%	0.80%	16.05	32.47	31,816	682,513	35.58%	36.53%	0.66%
AB VPS Growth and Income Portfolio - Class A
	2021		0.10%	0.80%	20.14	60.21	16,781	657,085	27.13%	28.02%	0.83%
	2020		0.10%	0.80%	15.75	47.03	17,111	521,491	1.90%	2.61%	1.58%
	2019		0.10%	0.80%	15.36	45.84	16,762	502,439	22.92%	23.75%	1.25%
	2018		0.10%	0.80%	12.42	37.04	16,487	403,588	-6.37%	-5.74%	1.00%
	2017		0.10%	0.80%	13.18	39.29	16,060	416,129	17.98%	18.84%	1.46%
AB VPS International Value Portfolio - Class A
	2021		0.10%	0.60%	10.71	25.19	6,002	71,555	10.42%	10.97%	2.00%
	2020		0.10%	0.60%	9.70	22.70	6,321	67,726	1.85%	2.36%	2.05%
	2019		0.10%	0.60%	9.52	22.17	5,636	58,321	16.44%	17.02%	1.01%
	2018		0.10%	0.60%	8.18	18.95	4,832	42,884	-23.25%	-22.87%	1.56%
	2017		0.10%	0.60%	10.66	24.57	4,459	50,955	24.67%	25.31%	2.09%
AB VPS Large Cap Growth Portfolio - Class A
	2021		0.80%	0.80%	73.48	73.48	3,490	256,435	27.95%	27.95%	0.00%
	2020		0.80%	0.80%	57.43	57.43	3,426	196,772	34.41%	34.41%	0.00%
	2019		0.80%	0.80%	42.73	42.73	3,345	142,911	33.62%	33.62%	0.00%
	2018		0.80%	0.80%	31.98	31.98	3,229	103,251	1.76%	1.76%	0.00%
	2017	2/2/17	0.80%	0.80%	31.42	31.42	2,892	90,874	25.80%	25.80%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Small/Mid Cap Value Portfolio - Class A
	2021		0.10%	0.80%	$13.90	$72.08	38,753	$998,940	34.87%	35.81%	0.75%
	2020		0.10%	0.80%	10.24	53.07	48,300	912,199	2.54%	3.27%	1.10%
	2019		0.10%	0.80%	13.90	51.40	38,965	750,810	19.14%	19.98%	0.60%
	2018		0.10%	0.80%	11.59	42.84	26,145	563,198	-15.71%	-15.11%	0.47%
	2017		0.10%	0.80%	13.67	50.47	23,729	612,380	12.25%	13.03%	0.47%
American Century VP Balanced Fund - Class I
	2021		0.60%	0.60%	17.39	17.39	27,836	484,112	15.08%	15.08%	0.72%
	2020		0.60%	0.60%	15.11	15.11	27,949	422,406	11.85%	11.85%	1.18%
	2019	10/3/19	0.60%	0.60%	13.51	13.51	28,051	379,011	5.13%	5.13%	0.27%
American Century VP Inflation Protection Fund - Class I
	2021		0.20%	0.60%	12.88	18.59	12,710	214,972	5.98%	6.40%	3.44%
	2020		0.20%	0.60%	12.11	17.55	11,620	185,819	9.15%	9.59%	1.64%
	2019		0.20%	0.60%	11.05	16.08	11,240	164,804	8.50%	8.94%	2.54%
	2018		0.20%	0.60%	10.14	14.82	11,782	160,454	-3.15%	-2.77%	3.10%
	2017		0.20%	0.60%	10.43	15.30	11,379	163,112	3.24%	3.72%	2.95%
American Funds Global Growth Fund - Class 2
	2021		0.10%	0.80%	17.68	70.25	69,062	2,240,754	15.49%	16.30%	0.34%
	2020		0.10%	0.80%	21.99	60.40	67,642	1,884,733	29.43%	30.33%	0.35%
	2019		0.10%	0.80%	16.89	46.34	62,131	1,688,635	34.20%	35.14%	1.16%
	2018		0.10%	0.80%	12.51	34.29	59,959	1,213,931	-9.77%	-9.13%	0.72%
	2017		0.10%	0.80%	13.78	37.74	54,027	1,214,822	30.42%	31.34%	0.73%
American Funds Global Small Capitalization Fund - Class 2
	2021		0.10%	0.80%	15.35	74.45	12,871	336,104	5.88%	6.63%	0.00%
	2020		0.10%	0.80%	14.41	70.31	12,664	314,559	28.69%	29.59%	0.17%
	2019		0.10%	0.80%	15.80	54.64	12,801	247,102	30.47%	31.38%	0.16%
	2018		0.10%	0.80%	12.94	41.88	9,965	188,025	-11.26%	-10.64%	0.08%
	2017		0.10%	0.80%	14.55	47.19	9,574	207,559	24.89%	25.76%	0.44%
American Funds Growth Fund - Class 2
	2021		0.10%	0.80%	22.18	107.97	80,407	4,152,235	21.02%	21.87%	0.22%
	2020		0.10%	0.80%	18.22	88.59	81,579	3,455,989	50.87%	51.93%	0.31%
	2019		0.10%	0.80%	18.46	58.31	98,446	2,772,593	29.73%	30.64%	0.76%
	2018		0.10%	0.80%	14.14	44.63	81,308	2,157,459	-1.04%	-0.35%	0.44%
	2017		0.10%	0.80%	14.21	44.79	79,047	2,077,161	27.27%	28.16%	0.42%
American Funds Growth-Income Fund - Class 2
	2021		0.10%	0.80%	16.40	69.08	79,289	2,474,315	23.11%	23.97%	1.15%
	2020		0.10%	0.80%	13.24	55.72	70,165	1,784,980	12.64%	13.43%	1.38%
	2019		0.10%	0.80%	16.67	49.12	69,378	1,598,418	25.13%	26.01%	1.74%
	2018		0.10%	0.80%	13.24	38.98	52,072	1,221,327	-2.57%	-1.88%	1.30%
	2017		0.10%	0.80%	13.51	39.73	61,168	1,484,935	21.41%	22.29%	0.97%
American Funds International Fund - Class 2
	2021		0.10%	0.80%	11.45	41.87	68,207	1,333,067	-2.28%	-1.59%	2.46%
	2020		0.10%	0.80%	11.64	42.85	77,923	1,547,120	13.06%	13.86%	0.68%
	2019		0.10%	0.80%	14.91	37.90	74,648	1,335,762	21.90%	22.76%	1.48%
	2018		0.10%	0.80%	12.16	31.09	67,810	1,122,534	-13.83%	-13.22%	1.76%
	2017		0.10%	0.80%	14.03	36.08	63,385	1,230,855	31.08%	32.01%	0.98%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.10%	0.60%	13.95	26.36	81,030	1,704,075	6.04%	6.57%	0.86%
	2020		0.10%	0.60%	23.34	24.74	86,390	1,750,121	20.28%	20.89%	1.35%
	2019		0.10%	0.60%	19.40	20.46	73,416	1,432,675	17.28%	17.87%	1.39%
	2018		0.10%	0.60%	16.55	17.36	66,305	1,102,918	-7.89%	-7.43%	0.95%
	2017		0.10%	0.60%	17.96	18.75	80,818	1,455,848	13.18%	13.74%	1.41%
ClearBridge Variable Mid Cap Portfolio - Class I
	2021		0.10%	0.10%	23.10	23.10	92	2,121	28.62%	28.62%	0.05%
	2020		0.10%	0.10%	17.96	17.96	92	1,648	15.31%	15.31%	0.29%
	2019		0.10%	0.10%	15.57	15.57	97	1,506	32.84%	32.84%	0.54%
	2018		0.10%	0.10%	11.72	11.72	117	1,366	-12.60%	-12.60%	0.71%
	2017	11/20/17	0.10%	0.10%	13.41	13.41	28	372	2.65%	2.65%	0.42%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Emerging Markets Series - Standard Class
	2021		0.10%	0.80%	$12.63	$73.51	89,595	$1,509,597	-3.61%	-2.94%	0.31%
	2020		0.10%	0.80%	13.03	76.27	70,011	1,239,574	24.09%	24.96%	0.79%
	2019		0.10%	0.80%	15.12	61.46	67,050	1,151,523	21.65%	22.51%	0.68%
	2018		0.10%	0.80%	12.41	50.52	59,225	916,631	-16.48%	-15.89%	3.26%
	2017		0.10%	0.80%	14.82	60.49	50,550	963,123	39.43%	40.41%	0.56%
Delaware VIP® Small Cap Value Series - Standard Class
	2021		0.10%	0.80%	29.48	85.68	24,703	1,354,026	33.35%	34.29%	0.83%
	2020		0.10%	0.80%	22.06	64.26	26,738	1,089,065	-2.68%	-2.00%	1.35%
	2019		0.10%	0.80%	22.63	66.03	25,707	1,094,676	27.12%	28.00%	1.06%
	2018		0.10%	0.80%	17.76	51.94	26,497	880,587	-17.38%	-16.79%	0.84%
	2017		0.10%	0.80%	21.46	62.87	25,915	1,048,281	11.16%	11.94%	0.93%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2020		0.60%	0.60%	15.84	15.84	12,024	190,454	5.08%	5.08%	2.49%
	2019		0.60%	0.60%	15.07	15.07	11,631	175,321	14.00%	14.00%	3.81%
	2018		0.60%	0.60%	13.22	13.22	13,396	177,130	-9.68%	-9.68%	2.11%
	2017		0.60%	0.60%	14.64	14.64	13,304	194,779	6.77%	6.77%	2.06%
DWS Equity 500 Index VIP Portfolio - Class A
	2021		0.20%	0.80%	25.09	66.84	20,856	1,127,979	27.38%	28.14%	1.44%
	2020		0.20%	0.80%	19.58	52.48	21,545	909,233	17.16%	17.86%	1.67%
	2019		0.20%	0.80%	16.61	44.79	22,344	801,676	30.14%	30.93%	1.96%
	2018		0.20%	0.80%	12.69	34.42	22,831	624,703	-5.41%	-4.84%	1.80%
	2017		0.20%	0.80%	13.33	36.39	25,628	723,777	20.57%	21.29%	1.77%
DWS Small Cap Index VIP Portfolio - Class A
	2021		0.20%	0.80%	21.03	63.88	15,116	555,339	13.59%	14.27%	0.85%
	2020		0.20%	0.80%	18.41	56.24	15,579	504,613	18.48%	19.19%	1.07%
	2019		0.20%	0.80%	15.44	47.47	14,206	386,816	24.23%	24.97%	1.04%
	2018		0.20%	0.80%	12.36	38.21	12,730	270,871	-11.94%	-11.41%	0.98%
	2017		0.20%	0.80%	13.95	43.39	11,331	269,021	13.42%	14.10%	0.97%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2021		0.10%	0.80%	40.75	84.29	41,976	2,627,937	26.69%	27.58%	0.05%
	2020		0.10%	0.80%	32.10	66.07	52,547	2,448,032	29.39%	30.30%	0.15%
	2019		0.10%	0.80%	24.76	50.82	56,670	2,039,557	30.40%	31.32%	0.37%
	2018		0.10%	0.80%	18.95	38.97	55,893	1,549,869	-7.23%	-6.58%	0.61%
	2017		0.10%	0.80%	20.38	42.01	54,447	1,624,651	20.79%	21.64%	0.82%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2021		0.80%	0.80%	37.71	46.98	9,950	382,367	23.83%	23.83%	1.80%
	2020		0.80%	0.80%	30.45	37.94	10,118	313,586	5.70%	5.70%	1.74%
	2019		0.80%	0.80%	28.81	35.90	10,212	299,158	26.31%	26.31%	1.93%
	2018		0.80%	0.80%	22.81	28.42	10,374	240,320	-9.14%	-9.13%	2.15%
	2017		0.80%	0.80%	25.10	31.28	10,679	271,917	11.90%	11.91%	1.66%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2021		0.80%	0.80%	63.87	63.87	1,268	81,006	10.93%	10.93%	0.00%
	2020		0.80%	0.80%	57.58	57.58	1,285	74,014	67.15%	67.15%	0.01%
	2019		0.80%	0.80%	34.45	34.45	1,313	45,223	39.58%	39.58%	0.05%
	2018		0.80%	0.80%	24.68	24.68	1,338	33,019	11.45%	11.45%	0.10%
	2017		0.80%	0.80%	22.14	22.14	1,355	29,996	33.33%	33.33%	0.20%
Fidelity® VIP Growth Portfolio - Service Class
	2021		0.10%	0.80%	33.18	108.99	16,877	936,469	22.12%	22.95%	0.00%
	2020		0.10%	0.80%	27.02	88.64	7,365	347,575	42.62%	43.60%	0.07%
	2019		0.10%	0.80%	18.84	61.73	9,045	292,187	33.13%	34.05%	0.17%
	2018		0.10%	0.80%	14.07	46.05	9,555	229,577	-1.12%	-0.36%	0.15%
	2017		0.10%	0.80%	14.14	46.21	9,966	239,078	33.94%	34.86%	0.12%
Fidelity® VIP High Income Portfolio - Service Class
	2021		0.80%	0.80%	22.07	22.07	1,506	33,249	3.66%	3.66%	5.36%
	2020		0.80%	0.80%	21.29	21.29	1,408	29,984	1.83%	1.83%	5.13%
	2019		0.80%	0.80%	20.91	20.91	1,320	27,606	14.00%	14.00%	5.02%
	2018		0.80%	0.80%	18.34	18.34	1,332	24,423	-4.37%	-4.37%	5.56%
	2017		0.80%	0.80%	19.18	19.18	1,378	26,436	6.22%	6.22%	5.35%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Mid Cap Portfolio - Service Class
	2021		0.10%	0.60%	$14.99	$61.24	28,520	$785,502	24.75%	25.38%	0.52%
	2020		0.10%	0.60%	11.97	48.84	29,511	647,145	17.32%	17.92%	0.57%
	2019		0.10%	0.60%	21.88	41.42	27,475	525,366	22.61%	23.23%	0.76%
	2018		0.10%	0.60%	17.85	33.61	21,434	520,344	-15.15%	-14.73%	0.66%
	2017		0.10%	0.60%	21.03	39.42	13,925	372,653	19.98%	20.58%	0.35%
Fidelity® VIP Overseas Portfolio - Service Class
	2021		0.10%	0.80%	32.13	43.39	8,027	264,903	18.62%	19.46%	0.45%
	2020		0.10%	0.80%	27.03	36.58	8,154	226,763	14.57%	15.38%	0.36%
	2019		0.10%	0.80%	23.55	31.93	8,281	200,790	26.65%	27.53%	1.68%
	2018		0.10%	0.80%	18.56	25.21	8,409	160,982	-15.57%	-14.99%	0.74%
	2017		0.10%	0.80%	21.93	29.86	23,566	522,757	29.07%	30.00%	2.06%
Franklin Income VIP Fund - Class 1
	2021		0.10%	0.60%	13.02	35.21	50,633	1,078,673	16.31%	16.89%	4.65%
	2020		0.10%	0.60%	11.15	30.12	47,491	883,547	0.37%	0.87%	5.72%
	2019		0.10%	0.60%	17.58	29.86	40,842	778,177	15.72%	16.30%	5.41%
	2018		0.10%	0.60%	15.19	25.67	33,923	648,966	-4.67%	-4.19%	4.94%
	2017		0.10%	0.60%	15.94	26.80	31,492	638,058	9.29%	9.83%	4.17%
Franklin Mutual Shares VIP Fund - Class 1
	2021		0.10%	0.60%	12.62	38.69	56,372	928,503	18.81%	19.40%	3.07%
	2020		0.10%	0.60%	13.19	32.40	58,083	804,974	-5.42%	-4.94%	3.31%
	2019		0.10%	0.60%	13.89	34.09	39,324	701,861	22.19%	22.80%	2.10%
	2018		0.10%	0.60%	13.57	27.76	38,025	556,632	-9.40%	-8.95%	2.61%
	2017		0.10%	0.60%	14.97	30.49	35,281	564,586	7.99%	8.53%	2.48%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2021		0.10%	0.80%	27.67	85.31	7,754	360,343	9.37%	10.14%	0.00%
	2020		0.10%	0.80%	25.14	77.46	3,431	170,889	54.28%	55.36%	0.00%
	2019		0.10%	0.80%	16.20	49.86	8,200	280,401	30.75%	31.67%	0.00%
	2018		0.10%	0.80%	12.32	37.86	7,412	193,087	-5.91%	-5.25%	0.00%
	2017		0.10%	0.80%	13.01	39.96	7,424	205,240	20.77%	21.63%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2021		0.80%	0.80%	25.57	46.45	20,352	529,550	11.03%	11.06%	0.00%
	2020		0.80%	0.80%	23.03	41.83	20,826	487,718	41.22%	41.24%	0.07%
	2019		0.80%	0.80%	16.31	29.61	22,935	379,681	35.67%	35.71%	0.00%
	2018		0.80%	0.80%	12.02	21.82	23,849	290,735	-4.39%	-4.37%	0.00%
	2017		0.80%	0.80%	12.57	22.82	24,773	315,554	26.33%	26.34%	0.08%
Invesco V.I. Core Equity Fund - Series I Shares
	2021		0.80%	0.80%	28.70	28.70	5,795	166,301	26.72%	26.72%	0.67%
	2020		0.80%	0.80%	22.65	22.65	5,933	134,361	12.94%	12.94%	1.36%
	2019		0.80%	0.80%	20.05	20.05	5,979	119,881	27.94%	27.94%	0.95%
	2018		0.80%	0.80%	15.67	15.67	6,233	97,690	-10.12%	-10.12%	0.90%
	2017		0.80%	0.80%	17.44	17.44	6,393	111,471	12.27%	12.27%	1.05%
Invesco V.I. International Growth Fund - Series I Shares
	2021		0.80%	0.80%	28.57	45.90	2,430	76,940	5.03%	5.05%	1.29%
	2020		0.80%	0.80%	27.20	43.70	2,235	67,556	13.08%	13.10%	2.51%
	2019		0.80%	0.80%	24.05	38.64	2,066	55,403	27.52%	27.55%	1.57%
	2018		0.80%	0.80%	18.86	30.29	2,096	43,756	-15.66%	-15.65%	2.09%
	2017		0.80%	0.80%	22.36	35.92	1,962	48,586	22.02%	22.02%	1.68%
Janus Henderson Balanced Portfolio - Institutional Shares
	2021		0.80%	0.80%	49.98	49.98	8,880	443,857	16.26%	16.26%	0.94%
	2020		0.80%	0.80%	42.99	42.99	8,287	356,281	13.40%	13.40%	1.81%
	2019		0.80%	0.80%	37.91	37.91	8,458	320,634	21.61%	21.61%	1.91%
	2018		0.80%	0.80%	31.17	31.17	8,802	274,388	-0.12%	-0.12%	2.20%
	2017		0.80%	0.80%	31.21	31.21	10,291	321,203	17.49%	17.49%	1.61%
Janus Henderson Balanced Portfolio - Service Shares
	2021		0.60%	0.80%	44.08	44.82	1,308	57,921	15.96%	16.20%	0.67%
	2020		0.60%	0.80%	37.93	38.65	1,320	50,344	13.11%	13.34%	1.51%
	2019		0.60%	0.80%	33.47	34.17	1,333	44,882	21.31%	21.54%	1.65%
	2018		0.60%	0.80%	27.54	28.17	1,349	37,377	-0.36%	-0.16%	1.79%
	2017		0.60%	0.80%	27.58	28.27	1,366	37,937	17.20%	17.43%	1.40%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Enterprise Portfolio - Service Shares
	2021		0.80%	0.80%	$87.14	$105.51	2,232	$200,840	15.61%	15.61%	0.24%
	2020		0.80%	0.80%	75.38	91.26	2,107	164,508	18.23%	18.24%	0.00%
	2019		0.80%	0.80%	63.75	77.19	2,013	133,488	34.08%	34.09%	0.05%
	2018		0.80%	0.80%	47.55	57.56	1,529	76,742	-1.46%	-1.44%	0.12%
	2017		0.80%	0.80%	48.25	58.41	867	46,219	26.07%	26.08%	0.15%
Janus Henderson Global Research Portfolio - Institutional Shares
	2021		0.80%	0.80%	28.45	28.45	10,236	291,209	17.15%	17.15%	0.52%
	2020		0.80%	0.80%	24.28	24.28	10,566	256,587	19.10%	19.10%	0.74%
	2019		0.80%	0.80%	20.39	20.39	10,659	217,337	28.02%	28.02%	1.01%
	2018		0.80%	0.80%	15.93	15.93	10,898	173,570	-7.61%	-7.61%	1.14%
	2017		0.80%	0.80%	17.24	17.24	11,108	191,497	26.02%	26.02%	0.81%
Janus Henderson Global Research Portfolio - Service Shares
	2021		0.80%	0.80%	31.44	32.06	952	30,232	16.83%	16.84%	0.36%
	2020		0.80%	0.80%	26.91	27.44	942	25,583	18.81%	18.84%	0.55%
	2019		0.80%	0.80%	22.65	23.09	934	21,344	27.68%	27.72%	0.87%
	2018		0.80%	0.80%	17.73	18.08	920	16,469	-7.85%	-7.80%	0.98%
	2017		0.80%	0.80%	19.23	19.62	904	17,550	25.67%	25.68%	0.69%
Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	2021		0.80%	0.80%	35.89	35.89	434	15,573	16.81%	16.81%	0.11%
	2020		0.80%	0.80%	30.73	30.73	568	17,451	49.53%	49.53%	0.00%
	2019		0.80%	0.80%	20.55	20.55	702	14,430	43.66%	43.66%	0.00%
	2018		0.80%	0.80%	14.30	14.30	898	12,841	0.10%	0.10%	0.00%
	2017		0.80%	0.80%	14.29	14.29	1,105	15,789	43.76%	43.76%	0.00%
LVIP Baron Growth Opportunities Fund - Service Class
	2021		0.10%	0.80%	19.53	102.48	30,588	1,089,584	17.77%	18.67%	0.00%
	2020		0.10%	0.80%	23.23	87.02	31,492	947,708	33.01%	34.02%	0.00%
	2019		0.10%	0.80%	17.36	65.42	23,742	766,717	35.30%	36.30%	0.00%
	2018		0.10%	0.80%	21.45	48.35	26,152	623,721	-4.70%	-4.05%	0.00%
	2017		0.10%	0.80%	22.47	50.74	18,530	466,957	26.22%	27.03%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2021		0.60%	0.60%	66.36	66.36	2,754	182,778	18.30%	18.30%	0.00%
	2020		0.60%	0.60%	56.09	56.09	2,673	149,921	33.61%	33.61%	0.00%
	2019		0.60%	0.60%	41.98	41.98	2,817	118,245	35.91%	35.91%	0.00%
	2018		0.60%	0.60%	30.89	30.89	2,907	89,810	-4.27%	-4.27%	0.00%
	2017		0.60%	0.60%	32.27	32.27	1,988	64,145	26.80%	26.80%	0.00%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	18.10	42.94	20,743	405,515	22.09%	22.95%	2.16%
	2020		0.10%	0.80%	14.80	34.92	20,692	330,913	0.36%	1.02%	2.28%
	2019		0.10%	0.80%	14.72	34.57	17,532	282,974	17.64%	18.47%	2.05%
	2018		0.10%	0.80%	12.49	29.18	14,812	204,497	-8.68%	-8.01%	2.41%
	2017		0.10%	0.80%	13.64	31.72	12,661	193,565	15.51%	16.31%	1.99%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2021		0.10%	0.60%	14.93	49.10	10,277	176,362	27.25%	27.89%	6.75%
	2020		0.10%	0.60%	11.69	38.39	10,869	145,375	-2.79%	-2.31%	5.76%
	2019		0.10%	0.60%	11.97	39.30	9,399	130,793	24.17%	24.79%	3.59%
	2018		0.10%	0.60%	9.95	31.49	9,583	106,735	-8.89%	-8.44%	3.78%
	2017		0.10%	0.60%	10.92	34.39	12,236	145,950	10.20%	10.75%	4.44%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2021		0.10%	0.60%	12.93	13.70	9,701	129,429	4.05%	4.57%	6.85%
	2020		0.10%	0.60%	12.42	13.10	8,937	114,570	4.65%	5.17%	0.16%
	2019		0.10%	0.60%	11.87	12.46	8,610	105,345	5.26%	5.79%	2.30%
	2018		0.10%	0.60%	11.28	11.78	8,051	93,385	-0.32%	0.17%	5.21%
	2017		0.10%	0.60%	11.32	11.76	7,640	88,699	1.57%	2.08%	1.66%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2021		0.10%	0.10%	16.31	16.31	1,255	20,466	14.55%	14.55%	1.46%
	2020		0.10%	0.10%	14.24	14.24	1,104	15,716	3.24%	3.24%	1.69%
	2019		0.10%	0.10%	13.79	13.79	932	12,858	18.78%	18.78%	2.07%
	2018		0.10%	0.10%	11.61	11.61	762	8,848	-2.86%	-2.86%	2.16%
	2017	11/24/17	0.10%	0.10%	11.96	11.96	273	3,267	1.63%	1.63%	1.30%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	$29.07	$58.08	7,889	$253,772	29.82%	30.69%	0.00%
	2020		0.10%	0.80%	22.39	44.44	7,841	194,300	22.83%	23.67%	0.37%
	2019		0.10%	0.80%	18.23	35.93	8,104	162,522	18.98%	19.77%	0.71%
	2018		0.10%	0.80%	15.32	30.00	7,885	132,305	-5.08%	-4.43%	0.72%
	2017		0.10%	0.80%	16.14	31.39	7,818	137,678	25.13%	26.05%	0.67%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	24.66	54.61	5,363	161,571	12.61%	13.17%	0.00%
	2020		0.10%	0.60%	21.90	48.26	5,391	144,250	26.95%	27.58%	0.00%
	2019		0.10%	0.60%	17.25	37.82	6,264	128,918	24.17%	24.79%	0.00%
	2018		0.10%	0.60%	13.89	30.31	6,800	111,471	-0.24%	0.26%	0.00%
	2017		0.10%	0.60%	13.93	30.23	7,563	122,602	24.81%	25.45%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2021		0.20%	0.80%	12.00	26.85	51,570	1,059,523	-2.58%	-2.00%	2.19%
	2020		0.20%	0.80%	12.24	27.56	44,362	954,018	8.99%	9.65%	2.20%
	2019		0.10%	0.80%	11.16	25.29	56,619	1,120,389	8.34%	9.10%	3.10%
	2018		0.10%	0.80%	10.24	23.34	56,654	1,036,496	-1.62%	-0.93%	3.24%
	2017		0.10%	0.80%	10.35	23.73	55,878	1,044,043	3.54%	4.27%	3.35%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2021		0.10%	0.80%	10.54	11.76	86,532	962,363	-0.44%	0.30%	1.28%
	2020		0.10%	0.80%	10.88	11.72	73,031	812,874	0.52%	1.26%	1.69%
	2019		0.10%	0.80%	11.03	11.58	63,258	708,257	3.98%	4.50%	2.86%
	2018		0.10%	0.60%	10.61	11.08	58,628	630,913	-0.33%	0.17%	4.00%
	2017		0.10%	0.80%	10.65	11.06	53,014	571,985	1.93%	2.44%	1.13%
LVIP Delaware Diversified Income Fund - Standard Class
	2021		0.10%	0.60%	12.02	22.30	49,856	729,492	-1.89%	-1.39%	5.08%
	2020		0.10%	0.60%	12.51	22.73	42,920	643,940	10.37%	10.93%	2.64%
	2019		0.10%	0.60%	11.29	20.59	31,494	550,992	9.77%	10.32%	2.88%
	2018		0.10%	0.60%	10.24	18.76	32,104	513,886	-2.71%	-2.22%	3.16%
	2017		0.10%	0.60%	10.49	19.28	29,925	492,069	4.59%	5.12%	2.70%
LVIP Delaware High Yield Fund - Standard Class
	2021		0.20%	0.80%	14.45	36.95	8,824	266,677	4.09%	4.71%	9.30%
	2020		0.20%	0.80%	13.80	35.50	12,964	340,899	6.39%	7.02%	5.84%
	2019		0.20%	0.80%	12.90	33.37	12,798	317,376	15.50%	16.20%	6.53%
	2018		0.20%	0.80%	11.10	28.89	12,922	278,622	-5.23%	-4.67%	5.95%
	2017		0.20%	0.80%	11.64	30.48	12,462	282,853	6.63%	7.28%	5.61%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2021		0.10%	0.80%	13.70	13.97	12,481	166,607	-1.47%	-0.77%	1.80%
	2020		0.10%	0.80%	13.68	14.08	10,272	143,881	3.49%	4.20%	1.80%
	2019		0.10%	0.80%	13.20	13.52	9,885	133,085	4.57%	5.10%	2.74%
	2018		0.10%	0.60%	12.62	12.86	13,828	176,422	-0.35%	0.15%	2.71%
	2017		0.10%	0.80%	12.67	12.84	17,687	226,607	1.56%	2.07%	2.06%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2021		0.60%	0.60%	30.09	30.09	511	15,360	31.15%	31.15%	1.41%
	2020		0.60%	0.60%	22.94	22.94	508	11,643	-0.08%	-0.08%	2.90%
	2019		0.60%	0.60%	22.96	22.96	502	11,535	29.65%	29.65%	0.46%
	2018		0.60%	0.60%	17.71	17.71	1,625	28,780	-15.26%	-15.25%	1.55%
	2017		0.60%	0.60%	20.90	20.90	1,417	29,619	17.05%	17.05%	1.42%
LVIP Delaware REIT Fund - Standard Class
	2021		0.20%	0.80%	15.01	82.31	17,097	710,676	41.93%	42.78%	3.21%
	2020		0.20%	0.80%	10.51	57.99	23,471	694,873	-11.12%	-10.59%	1.88%
	2019		0.20%	0.80%	11.75	65.25	19,480	660,617	25.80%	26.56%	2.17%
	2018		0.20%	0.80%	9.29	51.87	22,666	616,147	-7.96%	-7.41%	2.05%
	2017		0.20%	0.80%	10.03	56.36	23,152	683,960	0.73%	1.33%	1.76%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2021		0.20%	0.80%	19.82	74.04	15,416	792,747	22.20%	22.93%	1.09%
	2020		0.20%	0.80%	16.12	60.59	25,740	983,986	10.20%	10.86%	0.52%
	2019		0.20%	0.80%	14.54	54.99	24,198	842,793	28.60%	29.37%	0.52%
	2018		0.20%	0.80%	11.24	42.76	23,631	645,803	-12.82%	-12.29%	0.17%
	2017		0.20%	0.80%	12.82	49.04	23,841	762,872	17.70%	18.41%	0.29%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund - Standard Class
	2021		0.80%	0.80%	$51.51	$70.94	997	$51,444	25.43%	25.43%	0.83%
	2020		0.80%	0.80%	41.07	56.56	1,051	43,276	18.73%	18.73%	1.32%
	2019		0.80%	0.80%	34.59	47.64	1,112	38,538	30.93%	30.93%	2.04%
	2018		0.80%	0.80%	26.42	36.38	1,178	31,219	-5.33%	-5.32%	1.31%
	2017		0.80%	0.80%	27.91	38.43	1,230	34,447	19.24%	19.24%	1.31%
LVIP Delaware U.S. Growth Fund - Standard Class
	2021		0.60%	0.80%	54.13	70.21	5,589	347,378	17.16%	17.39%	0.00%
	2020		0.60%	0.80%	46.20	59.93	5,698	302,324	42.98%	43.27%	0.00%
	2019		0.10%	0.80%	32.31	53.84	6,425	248,282	26.23%	27.12%	0.00%
	2018		0.10%	0.80%	22.50	42.35	6,612	199,157	-3.77%	-3.10%	0.00%
	2017		0.10%	0.80%	23.34	43.71	17,350	537,799	27.26%	28.15%	0.00%
LVIP Delaware Value Fund - Standard Class
	2021		0.20%	0.80%	17.73	54.54	11,935	464,725	21.44%	22.17%	5.25%
	2020		0.20%	0.80%	14.52	44.91	38,503	965,914	-0.39%	0.21%	2.01%
	2019		0.10%	0.80%	14.49	46.51	35,210	920,993	19.01%	19.85%	1.64%
	2018		0.10%	0.80%	12.10	38.81	32,662	716,857	-3.51%	-2.82%	1.58%
	2017		0.10%	0.80%	12.46	39.93	31,990	716,217	12.89%	13.68%	1.64%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	13.03	13.74	15,658	208,250	14.68%	15.25%	3.13%
	2020		0.10%	0.60%	11.36	11.92	14,722	170,453	-6.98%	-6.51%	1.91%
	2019		0.10%	0.60%	12.21	12.75	12,431	154,752	16.11%	16.70%	2.83%
	2018		0.10%	0.60%	10.52	10.93	11,598	124,147	-16.59%	-16.17%	1.91%
	2017		0.10%	0.60%	12.61	13.03	10,685	137,054	25.41%	26.04%	2.32%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2021		0.20%	0.20%	24.18	24.18	3,850	93,094	27.29%	27.29%	1.15%
	2020		0.20%	0.20%	19.00	19.00	4,519	85,848	16.17%	16.17%	1.53%
	2019		0.20%	0.20%	16.35	16.35	4,861	79,487	29.85%	29.85%	1.85%
	2018		0.20%	0.20%	12.59	12.59	5,215	65,672	-7.48%	-7.48%	1.50%
	2017		0.20%	0.20%	13.61	13.61	5,512	75,022	20.63%	20.63%	1.33%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	28.00	29.53	13,604	390,954	26.93%	27.56%	1.09%
	2020		0.10%	0.60%	22.06	23.15	13,766	310,736	14.61%	15.18%	1.17%
	2019		0.10%	0.60%	19.25	20.10	13,325	261,901	18.86%	19.46%	1.26%
	2018		0.10%	0.60%	16.20	16.82	12,712	209,821	-8.34%	-7.88%	1.02%
	2017		0.10%	0.60%	17.67	18.26	12,406	223,129	18.46%	19.05%	1.21%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.10%	34.95	34.95	761	26,603	17.19%	17.19%	1.20%
	2020		0.10%	0.10%	29.82	29.82	765	22,808	12.54%	12.54%	1.09%
	2019		0.10%	0.10%	26.50	26.50	812	21,530	12.67%	12.67%	1.87%
	2018		0.10%	0.10%	23.52	23.52	734	17,260	-9.21%	-9.21%	1.39%
	2017		0.10%	0.10%	25.91	25.91	662	17,154	21.29%	21.29%	1.37%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2021		0.10%	0.80%	23.38	27.56	9,714	240,500	6.78%	7.53%	3.60%
	2020		0.10%	0.80%	21.90	25.63	9,343	216,207	6.22%	6.97%	2.23%
	2019		0.10%	0.80%	20.61	23.96	9,642	209,441	14.10%	14.90%	2.66%
	2018		0.10%	0.80%	18.07	20.85	9,810	185,933	-5.21%	-4.55%	2.60%
	2017		0.10%	0.80%	19.06	21.85	8,824	173,868	9.62%	10.39%	2.39%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2021		0.10%	0.20%	15.47	31.85	42,361	961,550	12.55%	12.66%	3.22%
	2020		0.10%	0.20%	13.75	28.27	41,873	849,583	5.65%	5.75%	2.30%
	2019		0.10%	0.20%	13.01	26.73	40,923	792,020	15.62%	15.74%	2.42%
	2018		0.10%	0.20%	11.25	23.10	39,652	670,472	-6.52%	-6.42%	2.51%
	2017		0.10%	0.50%	16.23	24.68	37,641	701,996	15.06%	15.52%	2.40%
LVIP Global Income Fund - Standard Class
	2021		0.10%	0.60%	10.95	14.37	46,044	535,705	-5.66%	-5.18%	3.36%
	2020		0.10%	0.60%	14.30	15.16	38,112	469,212	6.14%	6.68%	1.74%
	2019		0.10%	0.60%	13.47	14.21	29,490	402,720	6.10%	6.63%	2.65%
	2018		0.10%	0.60%	12.70	13.32	27,464	353,579	1.29%	1.80%	4.17%
	2017		0.10%	0.60%	12.53	13.09	26,508	336,621	4.42%	4.94%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2021		0.10%	0.60%	$12.65	$29.76	63,213	$1,364,047	10.16%	10.71%	3.20%
	2020		0.10%	0.60%	13.61	26.88	60,780	1,189,221	5.46%	5.99%	2.21%
	2019		0.10%	0.60%	12.85	25.36	57,169	1,084,637	14.33%	14.90%	2.48%
	2018		0.10%	0.60%	11.20	22.08	55,294	917,804	-6.00%	-5.53%	2.53%
	2017		0.10%	0.60%	11.86	23.37	50,865	942,011	13.63%	14.20%	2.38%
LVIP Government Money Market Fund - Standard Class
	2021		0.10%	0.80%	10.28	11.61	27,325	296,055	-0.78%	-0.18%	0.01%
	2020		0.20%	0.80%	10.30	11.70	33,073	361,603	-0.52%	0.08%	0.28%
	2019		0.10%	0.80%	10.29	11.76	40,772	445,201	0.98%	1.59%	1.74%
	2018		0.20%	0.80%	10.13	11.65	24,036	255,707	0.59%	1.19%	1.38%
	2017		0.10%	0.80%	9.99	11.58	41,465	427,339	-0.39%	0.30%	0.45%
LVIP JPMorgan High Yield Fund - Standard Class
	2021		0.10%	0.80%	18.46	20.03	11,764	224,191	5.59%	6.33%	4.90%
	2020		0.10%	0.80%	17.48	18.84	5,369	97,365	4.68%	5.45%	5.09%
	2019		0.10%	0.80%	17.02	17.87	4,898	84,481	12.30%	12.87%	5.80%
	2018		0.10%	0.60%	15.16	15.83	4,466	68,457	-3.46%	-2.95%	5.69%
	2017		0.10%	0.80%	15.70	16.31	5,401	85,073	6.13%	6.66%	5.23%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	20.97	46.80	3,687	81,146	28.30%	28.94%	1.01%
	2020		0.10%	0.60%	16.34	36.30	4,096	70,158	1.34%	1.83%	1.26%
	2019		0.10%	0.60%	16.12	35.65	3,567	60,100	15.47%	16.02%	1.32%
	2018		0.10%	0.60%	13.96	30.73	3,034	44,198	-12.33%	-11.91%	1.20%
	2017		0.10%	0.60%	15.93	34.88	3,499	57,640	14.00%	14.53%	1.08%
LVIP MFS International Growth Fund - Standard Class
	2021		0.10%	0.60%	19.04	41.90	44,209	868,766	10.58%	11.13%	0.75%
	2020		0.10%	0.60%	17.22	37.70	27,158	491,890	13.85%	14.42%	1.01%
	2019		0.10%	0.60%	15.13	32.95	24,318	389,853	26.80%	27.44%	1.66%
	2018		0.10%	0.60%	11.93	25.86	21,348	271,079	-8.79%	-8.32%	1.26%
	2017		0.10%	0.60%	13.08	28.20	19,975	278,263	31.07%	31.73%	1.76%
LVIP MFS Value Fund - Standard Class
	2021		0.10%	0.60%	29.11	58.04	22,195	704,939	24.71%	25.34%	1.41%
	2020		0.10%	0.60%	23.34	46.30	21,155	540,081	3.04%	3.56%	1.83%
	2019		0.10%	0.60%	22.66	44.71	17,471	438,552	29.07%	29.71%	1.84%
	2018		0.10%	0.60%	17.55	34.47	14,400	285,029	-10.53%	-10.09%	1.85%
	2017		0.10%	0.60%	19.62	38.34	11,640	247,924	16.92%	17.51%	1.89%
LVIP Mondrian International Value Fund - Standard Class
	2021		0.20%	0.80%	12.25	32.58	31,952	609,954	10.38%	11.04%	3.57%
	2020		0.20%	0.80%	11.08	29.52	30,747	526,547	-5.73%	-5.16%	2.58%
	2019		0.20%	0.80%	11.73	31.31	27,526	506,601	17.30%	18.01%	3.85%
	2018		0.20%	0.80%	9.98	26.69	28,486	444,854	-12.18%	-11.65%	3.27%
	2017		0.20%	0.80%	11.34	30.40	27,539	489,753	20.37%	21.10%	3.21%
LVIP SSGA Bond Index Fund - Standard Class
	2021		0.10%	0.60%	11.44	15.21	21,867	281,823	-2.56%	-2.07%	1.98%
	2020		0.10%	0.60%	11.70	15.53	18,675	245,630	6.84%	7.38%	2.20%
	2019		0.10%	0.60%	10.91	14.46	17,985	220,189	7.59%	8.13%	2.74%
	2018		0.10%	0.60%	10.10	13.38	21,801	255,979	-0.92%	-0.43%	2.50%
	2017		0.10%	0.60%	13.15	13.43	25,647	306,267	2.57%	3.08%	2.56%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2020		0.60%	0.60%	17.77	17.77	199	3,535	11.51%	11.51%	0.92%
	2019		0.60%	0.60%	15.94	15.94	737	11,745	14.14%	14.14%	1.79%
	2018		0.60%	0.60%	13.96	13.96	1,254	17,514	-4.91%	-4.91%	1.92%
	2017		0.60%	0.60%	14.68	14.68	1,752	25,730	10.05%	10.05%	2.03%
LVIP SSGA Developed International 150 Fund - Standard Class
	2021		0.20%	0.80%	12.86	14.49	9,061	119,218	12.26%	12.94%	4.53%
	2020		0.20%	0.80%	11.45	12.83	8,891	104,185	-4.86%	-4.29%	2.84%
	2019		0.20%	0.80%	12.04	13.41	8,581	105,423	14.50%	15.19%	4.40%
	2018		0.20%	0.80%	10.51	11.64	8,464	90,753	-15.91%	-15.40%	3.54%
	2017		0.20%	0.80%	12.75	12.75	7,169	91,480	22.84%	22.84%	4.73%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2021		0.10%	0.80%	$14.76	$32.20	31,524	$505,596	7.92%	8.68%	5.70%
	2020		0.10%	0.80%	13.60	29.63	30,780	456,184	1.84%	2.55%	3.73%
	2019		0.10%	0.80%	13.27	28.89	29,236	424,971	6.75%	7.50%	3.60%
	2018		0.10%	0.80%	12.36	26.88	31,506	425,862	-12.83%	-12.40%	6.37%
	2017		0.10%	0.60%	15.21	30.68	12,729	202,165	23.09%	23.71%	2.75%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	14.67	30.72	23,381	424,869	11.68%	12.47%	5.29%
	2020		0.10%	0.80%	13.11	27.31	22,148	367,619	6.17%	6.91%	1.98%
	2019		0.10%	0.80%	12.32	25.55	20,521	326,875	14.83%	15.64%	2.69%
	2018		0.10%	0.80%	10.71	22.09	18,990	269,351	-8.91%	-8.27%	3.00%
	2017		0.10%	0.80%	11.73	24.08	17,022	272,760	13.90%	14.70%	4.18%
LVIP SSGA International Index Fund - Standard Class
	2021		0.10%	0.20%	16.10	31.76	2,101	43,243	10.84%	10.95%	1.62%
	2020		0.10%	0.60%	12.26	28.63	20,906	269,743	7.20%	7.74%	2.55%
	2019		0.10%	0.60%	11.44	26.57	20,415	246,089	20.86%	21.47%	2.67%
	2018		0.10%	0.60%	9.46	21.87	24,246	240,090	-14.22%	-13.79%	2.70%
	2017		0.10%	0.60%	11.03	25.37	22,753	263,348	23.94%	24.57%	2.84%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2021		0.10%	0.10%	11.42	11.42	574	6,560	10.64%	10.64%	0.68%
	2020		0.10%	0.60%	9.94	10.32	14,113	140,454	-1.57%	-1.06%	2.13%
	2019		0.10%	0.60%	10.09	10.44	12,690	128,298	18.08%	18.66%	2.46%
	2018		0.10%	0.60%	8.55	8.79	12,722	108,903	-12.73%	-12.31%	2.35%
	2017		0.10%	0.60%	9.80	10.03	11,855	116,275	23.52%	24.15%	2.47%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2021		0.10%	0.80%	21.59	77.82	31,567	1,048,021	30.83%	31.74%	3.51%
	2020		0.10%	0.80%	16.41	59.07	10,933	217,576	2.16%	2.88%	2.86%
	2019		0.10%	0.80%	15.96	57.41	10,427	199,630	26.28%	27.17%	2.77%
	2018		0.10%	0.80%	12.57	45.15	10,237	152,160	-11.82%	-11.20%	2.25%
	2017		0.10%	0.80%	14.17	50.84	9,865	162,526	17.81%	18.64%	3.02%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2021		0.10%	0.80%	21.98	23.80	67,540	1,492,606	9.51%	10.28%	2.26%
	2020		0.10%	0.80%	20.49	21.58	65,735	1,325,543	13.15%	13.72%	2.33%
	2019		0.10%	0.60%	18.11	18.98	10,508	191,386	17.53%	18.12%	2.44%
	2018		0.10%	0.60%	15.41	16.07	9,321	144,381	-6.83%	-6.36%	2.40%
	2017		0.10%	0.60%	16.54	17.16	7,771	129,172	13.87%	14.43%	2.41%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2021		0.20%	0.20%	13.25	13.25	5,857	77,622	11.93%	11.93%	4.99%
	2020		0.60%	0.60%	19.31	19.31	3,457	66,758	9.20%	9.20%	2.66%
	2019		0.60%	0.60%	17.68	17.68	3,516	62,179	15.87%	15.87%	2.70%
	2018		0.60%	0.60%	15.26	15.26	4,284	65,378	-7.68%	-7.68%	2.93%
	2017		0.60%	0.60%	16.53	16.53	5,039	83,308	12.47%	12.47%	3.81%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2021		0.10%	0.60%	22.87	24.21	16,447	387,218	13.00%	13.57%	5.51%
	2020		0.10%	0.60%	20.24	21.32	15,285	317,610	8.62%	9.17%	2.93%
	2019		0.10%	0.60%	18.63	19.53	13,855	264,217	16.72%	17.31%	3.26%
	2018		0.10%	0.60%	15.96	16.64	12,135	197,769	-8.75%	-8.29%	3.69%
	2017		0.10%	0.60%	17.49	18.15	9,127	163,004	14.21%	14.78%	4.31%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2021		0.10%	0.60%	25.12	79.32	84,952	3,655,614	27.65%	28.29%	1.31%
	2020		0.10%	0.60%	19.60	61.82	67,116	2,329,109	17.33%	17.91%	1.65%
	2019		0.10%	0.60%	16.64	52.43	68,042	2,000,330	30.42%	31.07%	1.59%
	2018		0.10%	0.60%	12.71	40.00	80,135	1,803,833	-5.22%	-4.74%	2.51%
	2017		0.10%	0.60%	20.10	41.99	45,259	1,037,893	20.85%	21.45%	1.97%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2021		0.10%	0.60%	20.88	62.90	24,068	691,001	13.87%	14.44%	1.08%
	2020		0.10%	0.60%	18.26	54.96	7,177	197,969	18.48%	19.08%	1.12%
	2019		0.10%	0.60%	15.35	46.16	7,563	172,933	24.27%	24.90%	1.00%
	2018		0.10%	0.60%	12.30	36.95	8,246	149,118	-11.90%	-11.46%	0.96%
	2017		0.10%	0.60%	19.11	41.73	7,983	163,135	13.56%	14.09%	1.07%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2021		0.10%	0.60%	$19.06	$75.07	2,288	$83,218	32.86%	33.53%	2.44%
	2020		0.10%	0.60%	14.29	56.22	2,447	64,971	5.35%	5.88%	2.98%
	2019		0.10%	0.60%	13.51	53.10	2,231	56,250	19.11%	19.71%	2.13%
	2018		0.10%	0.60%	11.29	44.36	2,089	43,920	-13.98%	-13.55%	3.14%
	2017		0.10%	0.60%	24.49	51.31	1,903	47,133	5.70%	6.22%	2.66%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.76%
	2017		0.60%	0.60%	14.31	14.31	7,187	102,850	12.79%	12.79%	0.32%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2021		0.60%	0.60%	20.61	20.61	163	3,350	16.23%	16.23%	3.14%
	2020	1/7/20	0.60%	0.60%	17.74	17.74	77	1,369	15.55%	15.55%	3.12%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2021		0.10%	0.60%	50.22	99.33	3,505	240,754	19.75%	20.35%	0.00%
	2020		0.10%	0.60%	41.94	82.53	3,474	200,069	35.65%	36.33%	0.00%
	2019		0.10%	0.60%	30.92	60.54	3,395	145,487	30.27%	30.93%	0.08%
	2018		0.10%	0.60%	23.73	46.24	3,596	116,803	-1.72%	-1.22%	0.18%
	2017		0.10%	0.60%	24.15	46.81	3,078	96,689	32.89%	33.56%	0.24%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2021		0.10%	0.20%	26.68	96.08	9,457	320,069	13.62%	13.73%	0.01%
	2020		0.10%	0.20%	23.48	84.48	9,700	287,374	31.43%	31.56%	0.00%
	2019		0.10%	0.20%	17.87	64.21	9,839	221,283	37.12%	37.26%	0.17%
	2018		0.10%	0.60%	13.03	46.78	10,655	176,161	-3.66%	-3.17%	0.38%
	2017		0.10%	0.60%	13.47	48.31	10,929	186,150	24.00%	24.62%	0.21%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2021		0.10%	0.60%	12.23	12.90	6,228	77,731	-1.88%	-1.38%	1.50%
	2020		0.10%	0.60%	12.47	13.09	5,315	67,612	5.05%	5.58%	1.63%
	2019		0.10%	0.60%	11.87	12.39	4,832	58,445	6.84%	7.37%	2.59%
	2018		0.10%	0.60%	11.11	11.54	4,301	48,663	-0.75%	-0.25%	2.29%
	2017		0.10%	0.60%	11.19	11.57	4,333	49,294	2.33%	2.84%	1.93%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2021		0.60%	0.60%	37.53	37.53	1,593	59,764	24.98%	24.98%	1.21%
	2020		0.60%	0.60%	30.03	30.03	1,786	53,628	19.11%	19.11%	1.38%
	2019		0.60%	0.60%	25.21	25.21	1,941	48,929	29.51%	29.51%	1.59%
	2018		0.60%	0.60%	19.46	19.46	1,956	38,076	-5.50%	-5.50%	1.36%
	2017		0.60%	0.60%	20.60	20.60	2,263	46,613	19.45%	19.45%	1.50%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2021		0.10%	0.60%	16.70	17.61	59,554	996,179	7.52%	8.06%	2.87%
	2020		0.10%	0.60%	15.53	16.30	56,141	873,170	10.23%	10.78%	2.36%
	2019		0.10%	0.60%	14.09	14.71	52,833	745,189	21.47%	22.07%	3.18%
	2018		0.10%	0.60%	11.60	12.05	49,463	574,162	-15.22%	-14.79%	2.58%
	2017		0.10%	0.60%	13.68	14.14	15,860	217,316	27.54%	28.18%	2.06%
LVIP Wellington Capital Growth Fund - Standard Class
	2021		0.60%	0.80%	52.91	54.48	5,524	295,769	16.18%	16.41%	0.00%
	2020		0.60%	0.80%	45.54	46.79	4,928	227,178	41.89%	42.17%	0.00%
	2019		0.60%	0.80%	32.09	32.91	4,836	156,921	40.26%	40.54%	0.00%
	2018		0.60%	0.80%	22.88	23.42	4,753	109,831	0.54%	0.74%	0.00%
	2017		0.60%	0.80%	22.76	23.25	4,452	102,258	34.78%	35.05%	0.00%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2021		0.10%	0.80%	24.46	64.14	7,294	187,855	27.18%	28.05%	0.49%
	2020		0.10%	0.80%	19.23	50.09	7,897	158,669	0.96%	1.70%	0.94%
	2019		0.10%	0.80%	19.05	49.25	7,961	157,092	29.55%	30.53%	1.00%
	2018		0.10%	0.80%	14.70	37.73	7,283	110,627	-15.22%	-14.62%	0.78%
	2017		0.10%	0.80%	17.34	44.19	6,107	109,233	12.53%	13.34%	0.43%
MFS® VIT Growth Series - Initial Class
	2021		0.10%	0.80%	57.61	105.85	9,870	676,245	22.55%	23.41%	0.00%
	2020		0.10%	0.80%	47.01	86.37	9,999	557,062	30.81%	31.72%	0.00%
	2019		0.10%	0.80%	35.94	66.03	10,772	456,522	37.05%	38.01%	0.00%
	2018		0.10%	0.80%	23.90	48.18	11,751	358,055	1.85%	2.57%	0.06%
	2017		0.10%	0.80%	23.42	44.22	20,990	697,333	30.36%	31.27%	0.14%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Total Return Series - Initial Class
	2021		0.10%	0.80%	$16.65	$38.50	8,350	$282,700	13.21%	14.00%	1.80%
	2020		0.10%	0.80%	14.62	34.00	8,241	246,116	8.94%	9.70%	2.28%
	2019		0.10%	0.80%	13.34	31.21	8,104	223,245	19.42%	20.26%	2.34%
	2018		0.10%	0.80%	11.10	26.14	8,077	186,162	-6.36%	-5.70%	2.22%
	2017		0.10%	0.80%	11.79	27.91	6,591	160,451	11.40%	12.19%	0.80%
MFS® VIT Utilities Series - Initial Class
	2021		0.10%	0.80%	17.58	78.62	24,270	903,891	13.18%	13.98%	1.77%
	2020		0.10%	0.80%	15.44	69.46	23,298	766,307	5.06%	5.80%	2.51%
	2019		0.10%	0.80%	14.60	66.12	21,767	696,182	24.07%	24.94%	3.97%
	2018		0.10%	0.80%	11.70	53.29	22,390	587,312	0.25%	0.96%	1.11%
	2017		0.10%	0.80%	11.60	53.16	22,278	578,854	13.92%	14.72%	4.99%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.02%
	2018		0.80%	0.80%	26.97	26.97	1,005	27,110	-1.83%	-1.83%	1.18%
	2017		0.80%	0.80%	27.47	27.47	1,045	28,714	12.48%	12.48%	0.58%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2021		0.20%	0.80%	26.26	86.21	24,068	1,363,816	12.09%	12.77%	0.00%
	2020		0.20%	0.80%	23.29	76.91	24,594	1,242,069	38.87%	39.70%	0.00%
	2019		0.20%	0.80%	16.67	55.38	25,503	921,679	31.69%	32.48%	0.00%
	2018		0.20%	0.80%	12.58	42.05	26,080	714,254	-7.15%	-6.59%	0.00%
	2017		0.20%	0.80%	13.47	45.29	25,206	739,722	24.29%	25.04%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2021		0.20%	0.80%	16.52	51.02	2,024	65,644	31.71%	32.53%	0.58%
	2020		0.20%	0.80%	12.46	38.73	2,376	56,919	-3.44%	-2.81%	1.28%
	2019		0.20%	0.80%	12.82	40.09	2,078	51,526	15.81%	16.51%	0.70%
	2018		0.20%	0.80%	11.01	34.62	2,216	47,147	-15.95%	-15.45%	0.65%
	2017		0.20%	0.80%	13.02	41.19	2,752	74,920	15.80%	16.51%	0.85%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2021		0.80%	0.80%	47.72	47.72	859	41,002	22.49%	22.49%	0.37%
	2020		0.80%	0.80%	38.96	38.96	916	35,697	18.61%	18.61%	0.60%
	2019	4/30/19	0.80%	0.80%	32.85	32.85	974	32,004	8.82%	8.82%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2021		0.10%	0.60%	11.16	12.49	37,502	452,693	32.54%	33.21%	4.09%
	2020		0.10%	0.60%	8.42	8.93	56,326	502,756	0.75%	1.25%	6.48%
	2019		0.10%	0.60%	8.36	8.82	52,415	443,120	10.76%	11.32%	4.55%
	2018		0.10%	0.60%	7.55	7.92	49,300	375,733	-14.65%	-14.22%	2.07%
	2017		0.10%	0.60%	8.84	9.24	47,696	425,623	1.54%	2.05%	11.09%
Putnam VT Global Health Care Fund - Class IB
	2017	3/14/17	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.52%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.09%
Putnam VT Large Cap Value Fund - Class IB
	2021		0.80%	0.80%	37.16	37.16	888	33,009	26.29%	26.29%	1.20%
	2020		0.80%	0.80%	29.43	29.43	921	27,101	4.96%	4.96%	1.71%
	2019		0.80%	0.80%	28.04	28.04	952	26,700	29.36%	29.36%	1.99%
	2018		0.80%	0.80%	21.67	21.67	980	21,240	-9.22%	-9.22%	0.69%
	2017	5/12/17	0.80%	0.80%	23.87	23.87	1,003	23,943	12.63%	12.63%	0.00%
Templeton Foreign VIP Fund - Class 2
	2021		0.80%	0.80%	18.44	18.44	4,439	81,877	3.33%	3.33%	1.84%
	2020		0.80%	0.80%	17.85	17.85	4,367	77,948	-1.95%	-1.95%	3.45%
	2019		0.80%	0.80%	18.20	18.20	4,276	77,830	11.63%	11.63%	1.72%
	2018		0.80%	0.80%	16.31	16.31	4,262	69,493	-16.12%	-16.12%	2.39%
	2017		0.80%	0.80%	19.44	19.44	5,557	108,025	15.76%	15.76%	2.58%
Templeton Global Bond VIP Fund - Class 1
	2021		0.10%	0.80%	16.08	18.85	6,840	124,851	-5.39%	-4.72%	0.00%
	2020		0.10%	0.80%	16.87	19.89	5,683	109,185	-5.89%	-5.17%	8.59%
	2019		0.10%	0.80%	17.79	21.07	6,974	137,498	1.65%	2.15%	7.15%
	2018		0.10%	0.60%	17.42	20.73	6,305	122,705	1.60%	2.11%	0.00%
	2017		0.10%	0.80%	17.06	20.41	7,048	137,402	1.54%	2.10%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund - Class 1
	2021		0.20%	0.80%	$14.65	$29.93	7,811	$147,409	4.42%	5.05%	1.31%
	2020		0.20%	0.80%	13.94	28.66	7,570	137,125	5.14%	5.77%	3.26%
	2019		0.20%	0.80%	13.18	27.26	7,300	125,120	14.51%	15.20%	3.12%
	2018		0.20%	0.80%	11.44	23.80	6,403	95,482	-15.30%	-14.78%	2.24%
	2017		0.20%	0.80%	13.43	28.10	6,097	107,593	17.82%	18.53%	1.83%
Templeton Growth VIP Fund - Class 2
	2021		0.80%	0.80%	27.72	27.72	892	24,728	4.04%	4.04%	1.11%
	2020		0.80%	0.80%	26.65	26.65	866	23,076	4.96%	4.96%	2.98%
	2019		0.80%	0.80%	25.39	25.39	801	20,327	14.24%	14.24%	2.74%
	2018		0.80%	0.80%	22.23	22.23	729	16,204	-15.53%	-15.53%	1.99%
	2017		0.80%	0.80%	26.31	26.31	722	18,989	17.56%	17.56%	1.63%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$93,552	$22,895
AB VPS Growth and Income Portfolio - Class A	14,299	19,838
AB VPS International Value Portfolio - Class A	9,892	12,305
AB VPS Large Cap Growth Portfolio - Class A	20,162	2,238
AB VPS Small/Mid Cap Value Portfolio - Class A	52,454	252,932
American Century VP Balanced Fund - Class I	23,822	4,563
American Century VP Inflation Protection Fund - Class I	28,445	5,597
American Funds Global Growth Fund - Class 2	279,677	129,542
American Funds Global Small Capitalization Fund - Class 2	26,313	18,189

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Growth Fund - Class 2	$674,378	$240,062
American Funds Growth-Income Fund - Class 2	358,773	99,861
American Funds International Fund - Class 2	124,448	294,490
BlackRock Global Allocation V.I. Fund - Class I	478,498	395,721
ClearBridge Variable Mid Cap Portfolio - Class I	230	1
Delaware VIP® Emerging Markets Series - Standard Class	387,610	56,249
Delaware VIP® Small Cap Value Series - Standard Class	22,772	113,214
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	197,815
DWS Equity 500 Index VIP Portfolio - Class A	79,375	55,621
DWS Small Cap Index VIP Portfolio - Class A	66,010	51,490
Fidelity® VIP Contrafund® Portfolio - Service Class	434,051	570,434
Fidelity® VIP Equity-Income Portfolio - Service Class	48,285	10,451
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,808	2,384
Fidelity® VIP Growth Portfolio - Service Class	856,063	250,004
Fidelity® VIP High Income Portfolio - Service Class	5,662	2,103
Fidelity® VIP Mid Cap Portfolio - Service Class	155,253	55,685
Fidelity® VIP Overseas Portfolio - Service Class	23,698	9,865
Franklin Income VIP Fund - Class 1	119,268	31,788
Franklin Mutual Shares VIP Fund - Class 1	81,761	85,239
Franklin Small-Mid Cap Growth VIP Fund - Class 1	216,638	25,560
Invesco V.I. American Franchise Fund - Series I Shares	67,472	22,088
Invesco V.I. Core Equity Fund - Series I Shares	9,574	9,925
Invesco V.I. International Growth Fund - Series I Shares	12,528	1,452
Janus Henderson Balanced Portfolio - Institutional Shares	40,228	9,597
Janus Henderson Balanced Portfolio - Service Shares	1,067	1,171
Janus Henderson Enterprise Portfolio - Service Shares	31,865	6,881
Janus Henderson Global Research Portfolio - Institutional Shares	15,816	12,481
Janus Henderson Global Research Portfolio - Service Shares	2,195	652
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2,489	5,050
LVIP Baron Growth Opportunities Fund - Service Class	118,182	125,514
LVIP Baron Growth Opportunities Fund - Standard Class	12,334	5,055
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	54,267	31,753
LVIP BlackRock Global Real Estate Fund - Standard Class	25,293	16,957
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	21,584	3,975
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	4,401	893
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	26,456	5,616
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	15,566	13,252
LVIP Delaware Bond Fund - Standard Class	178,571	22,428
LVIP Delaware Diversified Floating Rate Fund - Standard Class	166,186	8,658
LVIP Delaware Diversified Income Fund - Standard Class	159,881	12,563
LVIP Delaware High Yield Fund - Standard Class	43,651	106,238
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	27,931	1,296
LVIP Delaware Mid Cap Value Fund - Standard Class	385	176
LVIP Delaware REIT Fund - Standard Class	50,407	271,141
LVIP Delaware SMID Cap Core Fund - Standard Class	140,804	449,741
LVIP Delaware Social Awareness Fund - Standard Class	3,964	4,462
LVIP Delaware U.S. Growth Fund - Standard Class	81,880	13,252
LVIP Delaware Value Fund - Standard Class	171,277	688,168
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	29,798	12,383
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5,543	15,534
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	32,049	34,450
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	301	142
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	54,947	33,476
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	115,312	38,015
LVIP Global Income Fund - Standard Class	122,981	4,733
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	164,174	30,804
LVIP Government Money Market Fund - Standard Class	88,237	153,786
LVIP JPMorgan High Yield Fund - Standard Class	132,049	6,570
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	6,160	12,919
LVIP MFS International Growth Fund - Standard Class	373,977	24,958
LVIP MFS Value Fund - Standard Class	79,782	40,175

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Mondrian International Value Fund - Standard Class	$63,268	$19,520
LVIP SSGA Bond Index Fund - Standard Class	52,492	5,183
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	3,588
LVIP SSGA Developed International 150 Fund - Standard Class	10,404	3,996
LVIP SSGA Emerging Markets 100 Fund - Standard Class	52,427	14,440
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	80,310	22,720
LVIP SSGA International Index Fund - Standard Class	1,699	238,483
LVIP SSGA International Managed Volatility Fund - Standard Class	139	138,673
LVIP SSGA Large Cap 100 Fund - Standard Class	883,845	38,343
LVIP SSGA Moderate Index Allocation Fund - Standard Class	82,797	13,781
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	11,698	4,527
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	69,852	20,910
LVIP SSGA S&P 500 Index Fund - Standard Class	808,449	190,375
LVIP SSGA Small-Cap Index Fund - Standard Class	516,907	20,004
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	27,623	10,430
LVIP T. Rowe Price 2040 Fund - Standard Class	1,767	15
LVIP T. Rowe Price Growth Stock Fund - Standard Class	19,896	3,112
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	58,034	22,497
LVIP Vanguard Bond Allocation Fund - Standard Class	15,679	3,550
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,253	6,797
LVIP Vanguard International Equity ETF Fund - Standard Class	108,354	14,052
LVIP Wellington Capital Growth Fund - Standard Class	61,272	5,928
LVIP Wellington SMID Cap Value Fund - Standard Class	14,196	18,968
MFS® VIT Growth Series - Initial Class	106,995	32,850
MFS® VIT Total Return Series - Initial Class	29,828	10,426
MFS® VIT Utilities Series - Initial Class	106,203	36,437
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	157,738	53,806
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	4,689	13,354
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	882	2,787
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	33,255	197,974
Putnam VT Large Cap Value Fund - Class IB	1,525	1,371
Templeton Foreign VIP Fund - Class 2	7,391	5,207
Templeton Global Bond VIP Fund - Class 1	28,393	7,341
Templeton Growth VIP Fund - Class 1	11,623	6,598
Templeton Growth VIP Fund - Class 2	1,969	1,168

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	15,120	$46.20	$698,541	$380,399
AB VPS Growth and Income Portfolio - Class A	17,841	36.83	657,085	476,031
AB VPS International Value Portfolio - Class A	4,552	15.72	71,555	63,175
AB VPS Large Cap Growth Portfolio - Class A	2,755	93.09	256,435	153,334
AB VPS Small/Mid Cap Value Portfolio - Class A	42,581	23.46	998,940	717,897
American Century VP Balanced Fund - Class I	50,639	9.56	484,112	395,040
American Century VP Inflation Protection Fund - Class I	18,775	11.45	214,972	198,804
American Funds Global Growth Fund - Class 2	49,861	44.94	2,240,754	1,574,848
American Funds Global Small Capitalization Fund - Class 2	10,204	32.94	336,104	236,064
American Funds Growth Fund - Class 2	32,881	126.28	4,152,235	2,541,466
American Funds Growth-Income Fund - Class 2	37,241	66.44	2,474,315	1,754,589
American Funds International Fund - Class 2	58,985	22.60	1,333,067	1,129,593
BlackRock Global Allocation V.I. Fund - Class I	95,788	17.79	1,704,075	1,725,263
ClearBridge Variable Mid Cap Portfolio - Class I	72	29.31	2,121	1,541
Delaware VIP® Emerging Markets Series - Standard Class	53,211	28.37	1,509,597	1,307,126
Delaware VIP® Small Cap Value Series - Standard Class	29,733	45.54	1,354,026	925,627
DWS Equity 500 Index VIP Portfolio - Class A	37,326	30.22	1,127,979	667,491
DWS Small Cap Index VIP Portfolio - Class A	29,809	18.63	555,339	449,789

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity® VIP Contrafund® Portfolio - Service Class	48,665	$54.00	$2,627,937	$1,647,411
Fidelity® VIP Equity-Income Portfolio - Service Class	14,723	25.97	382,367	318,086
Fidelity® VIP Growth Opportunities Portfolio - Service Class	1,025	79.06	81,006	32,111
Fidelity® VIP Growth Portfolio - Service Class	9,208	101.70	936,469	883,996
Fidelity® VIP High Income Portfolio - Service Class	6,382	5.21	33,249	34,648
Fidelity® VIP Mid Cap Portfolio - Service Class	19,333	40.63	785,502	656,899
Fidelity® VIP Overseas Portfolio - Service Class	9,094	29.13	264,903	167,067
Franklin Income VIP Fund - Class 1	61,744	17.47	1,078,673	975,491
Franklin Mutual Shares VIP Fund - Class 1	47,324	19.62	928,503	845,523
Franklin Small-Mid Cap Growth VIP Fund - Class 1	13,486	26.72	360,343	321,739
Invesco V.I. American Franchise Fund - Series I Shares	5,975	88.63	529,550	331,030
Invesco V.I. Core Equity Fund - Series I Shares	4,401	37.79	166,301	135,931
Invesco V.I. International Growth Fund - Series I Shares	1,858	41.41	76,940	63,288
Janus Henderson Balanced Portfolio - Institutional Shares	8,838	50.22	443,857	266,788
Janus Henderson Balanced Portfolio - Service Shares	1,090	53.14	57,921	33,213
Janus Henderson Enterprise Portfolio - Service Shares	2,171	92.49	200,840	152,132
Janus Henderson Global Research Portfolio - Institutional Shares	4,085	71.28	291,209	152,566
Janus Henderson Global Research Portfolio - Service Shares	436	69.31	30,232	16,984
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	745	20.91	15,573	7,913
LVIP Baron Growth Opportunities Fund - Service Class	11,899	91.57	1,089,584	712,406
LVIP Baron Growth Opportunities Fund - Standard Class	1,919	95.26	182,778	88,130
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	16,892	24.01	405,515	322,276
LVIP BlackRock Global Real Estate Fund - Standard Class	17,589	10.03	176,362	156,841
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,532	10.33	129,429	129,133
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,429	14.32	20,466	18,213
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	4,665	54.40	253,772	133,944
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,712	24.07	161,571	92,568
LVIP Delaware Bond Fund - Standard Class	77,388	13.69	1,059,523	1,061,942
LVIP Delaware Diversified Floating Rate Fund - Standard Class	97,130	9.91	962,363	978,754
LVIP Delaware Diversified Income Fund - Standard Class	69,258	10.53	729,492	762,283
LVIP Delaware High Yield Fund - Standard Class	55,042	4.85	266,677	286,611
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	16,970	9.82	166,607	168,709
LVIP Delaware Mid Cap Value Fund - Standard Class	334	46.01	15,360	12,059
LVIP Delaware REIT Fund - Standard Class	42,335	16.79	710,676	534,038
LVIP Delaware SMID Cap Core Fund - Standard Class	28,198	28.11	792,747	662,857
LVIP Delaware Social Awareness Fund - Standard Class	937	54.90	51,444	34,741
LVIP Delaware U.S. Growth Fund - Standard Class	27,810	12.49	347,378	288,738
LVIP Delaware Value Fund - Standard Class	15,653	29.69	464,725	408,359
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	19,966	10.43	208,250	185,617
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,009	46.34	93,094	58,645
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	16,434	23.79	390,954	240,589
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	580	45.87	26,603	18,883
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	16,343	14.72	240,500	221,658
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	61,626	15.60	961,550	875,878
LVIP Global Income Fund - Standard Class	49,134	10.90	535,705	579,643
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	86,201	15.82	1,364,047	1,252,778
LVIP Government Money Market Fund - Standard Class	29,605	10.00	296,055	296,055
LVIP JPMorgan High Yield Fund - Standard Class	20,751	10.80	224,191	223,420
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,634	22.33	81,146	51,248
LVIP MFS International Growth Fund - Standard Class	38,371	22.64	868,766	724,919
LVIP MFS Value Fund - Standard Class	12,213	57.72	704,939	488,437
LVIP Mondrian International Value Fund - Standard Class	37,016	16.48	609,954	592,333
LVIP SSGA Bond Index Fund - Standard Class	24,409	11.55	281,823	282,366
LVIP SSGA Developed International 150 Fund - Standard Class	14,456	8.25	119,218	122,138
LVIP SSGA Emerging Markets 100 Fund - Standard Class	57,749	8.76	505,596	525,007
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	34,017	12.49	424,869	407,326
LVIP SSGA International Index Fund - Standard Class	3,855	11.22	43,243	35,251
LVIP SSGA International Managed Volatility Fund - Standard Class	629	10.43	6,560	5,367
LVIP SSGA Large Cap 100 Fund - Standard Class	71,547	14.65	1,048,021	1,069,935
LVIP SSGA Moderate Index Allocation Fund - Standard Class	82,305	18.14	1,492,606	1,264,453
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	5,401	14.37	77,622	81,531

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	25,825	$14.99	$387,218	$350,364
LVIP SSGA S&P 500 Index Fund - Standard Class	121,510	30.09	3,655,614	2,282,395
LVIP SSGA Small-Cap Index Fund - Standard Class	17,434	39.64	691,001	654,567
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	6,314	13.18	83,218	80,473
LVIP T. Rowe Price 2040 Fund - Standard Class	257	13.06	3,350	2,872
LVIP T. Rowe Price Growth Stock Fund - Standard Class	3,329	72.33	240,754	122,907
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	8,827	36.26	320,069	225,870
LVIP Vanguard Bond Allocation Fund - Standard Class	7,146	10.88	77,731	76,711
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,847	32.37	59,764	24,987
LVIP Vanguard International Equity ETF Fund - Standard Class	77,217	12.90	996,179	864,772
LVIP Wellington Capital Growth Fund - Standard Class	3,728	79.35	295,769	187,033
LVIP Wellington SMID Cap Value Fund - Standard Class	5,969	31.47	187,855	129,566
MFS® VIT Growth Series - Initial Class	8,521	79.36	676,245	382,927
MFS® VIT Total Return Series - Initial Class	10,176	27.78	282,700	230,853
MFS® VIT Utilities Series - Initial Class	23,594	38.31	903,891	707,870
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	33,808	40.34	1,363,816	859,484
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,229	20.33	65,644	47,844
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,107	37.03	41,002	29,143
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	58,488	7.74	452,693	384,045
Putnam VT Large Cap Value Fund - Class IB	1,071	30.82	33,009	24,861
Templeton Foreign VIP Fund - Class 2	6,025	13.59	81,877	82,165
Templeton Global Bond VIP Fund - Class 1	9,034	13.82	124,851	148,301
Templeton Growth VIP Fund - Class 1	12,419	11.87	147,409	151,166
Templeton Growth VIP Fund - Class 2	2,134	11.59	24,728	24,498

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	613	(479)	134
AB VPS Growth and Income Portfolio - Class A	294	(624)	(330)
AB VPS International Value Portfolio - Class A	743	(1,062)	(319)
AB VPS Large Cap Growth Portfolio - Class A	71	(7)	64
AB VPS Small/Mid Cap Value Portfolio - Class A	1,712	(11,259)	(9,547)
American Century VP Balanced Fund - Class I	-	(113)	(113)
American Century VP Inflation Protection Fund - Class I	1,360	(270)	1,090
American Funds Global Growth Fund - Class 2	5,698	(4,278)	1,420
American Funds Global Small Capitalization Fund - Class 2	809	(602)	207
American Funds Growth Fund - Class 2	3,548	(4,720)	(1,172)
American Funds Growth-Income Fund - Class 2	12,185	(3,061)	9,124
American Funds International Fund - Class 2	6,313	(16,029)	(9,716)
BlackRock Global Allocation V.I. Fund - Class I	10,426	(15,786)	(5,360)
Delaware VIP® Emerging Markets Series - Standard Class	21,881	(2,297)	19,584
Delaware VIP® Small Cap Value Series - Standard Class	422	(2,457)	(2,035)
DWS Alternative Asset Allocation VIP Portfolio - Class A	-	(12,024)	(12,024)
DWS Equity 500 Index VIP Portfolio - Class A	405	(1,094)	(689)
DWS Small Cap Index VIP Portfolio - Class A	929	(1,392)	(463)
Fidelity® VIP Contrafund® Portfolio - Service Class	3,932	(14,503)	(10,571)
Fidelity® VIP Equity-Income Portfolio - Service Class	44	(212)	(168)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	11	(28)	(17)
Fidelity® VIP Growth Portfolio - Service Class	14,712	(5,200)	9,512
Fidelity® VIP High Income Portfolio - Service Class	184	(86)	98
Fidelity® VIP Mid Cap Portfolio - Service Class	1,067	(2,058)	(991)
Fidelity® VIP Overseas Portfolio - Service Class	124	(251)	(127)
Franklin Income VIP Fund - Class 1	4,154	(1,012)	3,142
Franklin Mutual Shares VIP Fund - Class 1	3,981	(5,692)	(1,711)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,774	(451)	4,323
Invesco V.I. American Franchise Fund - Series I Shares	254	(728)	(474)
Invesco V.I. Core Equity Fund - Series I Shares	197	(335)	(138)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. International Growth Fund - Series I Shares	226	(31)	195
Janus Henderson Balanced Portfolio - Institutional Shares	734	(141)	593
Janus Henderson Balanced Portfolio - Service Shares	8	(20)	(12)
Janus Henderson Enterprise Portfolio - Service Shares	186	(61)	125
Janus Henderson Global Research Portfolio - Institutional Shares	58	(388)	(330)
Janus Henderson Global Research Portfolio - Service Shares	25	(15)	10
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15	(149)	(134)
LVIP Baron Growth Opportunities Fund - Service Class	2,810	(3,714)	(904)
LVIP Baron Growth Opportunities Fund - Standard Class	144	(63)	81
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,815	(1,764)	51
LVIP BlackRock Global Real Estate Fund - Standard Class	563	(1,155)	(592)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,042	(278)	764
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	208	(57)	151
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	152	(104)	48
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	491	(519)	(28)
LVIP Delaware Bond Fund - Standard Class	7,978	(770)	7,208
LVIP Delaware Diversified Floating Rate Fund - Standard Class	14,019	(518)	13,501
LVIP Delaware Diversified Income Fund - Standard Class	7,655	(719)	6,936
LVIP Delaware High Yield Fund - Standard Class	714	(4,854)	(4,140)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,286	(77)	2,209
LVIP Delaware Mid Cap Value Fund - Standard Class	6	(3)	3
LVIP Delaware REIT Fund - Standard Class	809	(7,183)	(6,374)
LVIP Delaware SMID Cap Core Fund - Standard Class	1,462	(11,786)	(10,324)
LVIP Delaware Social Awareness Fund - Standard Class	33	(87)	(54)
LVIP Delaware U.S. Growth Fund - Standard Class	85	(194)	(109)
LVIP Delaware Value Fund - Standard Class	1,911	(28,479)	(26,568)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,847	(911)	936
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	47	(716)	(669)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,247	(1,409)	(162)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	-	(4)	(4)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,768	(1,397)	371
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,075	(1,587)	488
LVIP Global Income Fund - Standard Class	8,235	(303)	7,932
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,774	(1,341)	2,433
LVIP Government Money Market Fund - Standard Class	8,442	(14,190)	(5,748)
LVIP JPMorgan High Yield Fund - Standard Class	6,699	(304)	6,395
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	229	(638)	(409)
LVIP MFS International Growth Fund - Standard Class	18,166	(1,115)	17,051
LVIP MFS Value Fund - Standard Class	2,366	(1,326)	1,040
LVIP Mondrian International Value Fund - Standard Class	2,267	(1,062)	1,205
LVIP SSGA Bond Index Fund - Standard Class	3,511	(319)	3,192
LVIP SSGA Conservative Index Allocation Fund - Standard Class	-	(199)	(199)
LVIP SSGA Developed International 150 Fund - Standard Class	405	(235)	170
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,511	(767)	744
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,179	(946)	1,233
LVIP SSGA International Index Fund - Standard Class	39	(18,844)	(18,805)
LVIP SSGA International Managed Volatility Fund - Standard Class	-	(13,539)	(13,539)
LVIP SSGA Large Cap 100 Fund - Standard Class	22,174	(1,540)	20,634
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,982	(177)	1,805
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,612	(212)	2,400
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,046	(884)	1,162
LVIP SSGA S&P 500 Index Fund - Standard Class	22,756	(4,920)	17,836
LVIP SSGA Small-Cap Index Fund - Standard Class	17,428	(537)	16,891
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	214	(373)	(159)
LVIP T. Rowe Price 2040 Fund - Standard Class	86	-	86
LVIP T. Rowe Price Growth Stock Fund - Standard Class	61	(30)	31
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	552	(795)	(243)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,173	(260)	913
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	-	(193)	(193)
LVIP Vanguard International Equity ETF Fund - Standard Class	3,978	(565)	3,413
LVIP Wellington Capital Growth Fund - Standard Class	674	(78)	596
LVIP Wellington SMID Cap Value Fund - Standard Class	173	(776)	(603)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT Growth Series - Initial Class	306	(435)	(129)
MFS® VIT Total Return Series - Initial Class	396	(287)	109
MFS® VIT Utilities Series - Initial Class	2,034	(1,062)	972
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	472	(998)	(526)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	124	(476)	(352)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	-	(57)	(57)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,491	(20,315)	(18,824)
Putnam VT Large Cap Value Fund - Class IB	-	(33)	(33)
Templeton Foreign VIP Fund - Class 2	311	(239)	72
Templeton Global Bond VIP Fund - Class 1	1,511	(354)	1,157
Templeton Growth VIP Fund - Class 1	516	(275)	241
Templeton Growth VIP Fund - Class 2	61	(35)	26

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	1,001	(884)	117
AB VPS Growth and Income Portfolio - Class A	539	(190)	349
AB VPS International Value Portfolio - Class A	971	(286)	685
AB VPS Large Cap Growth Portfolio - Class A	91	(10)	81
AB VPS Small/Mid Cap Value Portfolio - Class A	12,404	(3,069)	9,335
American Century VP Balanced Fund - Class I	—	(102)	(102)
American Century VP Inflation Protection Fund - Class I	1,437	(1,057)	380
American Funds Global Growth Fund - Class 2	14,946	(9,435)	5,511
American Funds Global Small Capitalization Fund - Class 2	1,088	(1,225)	(137)
American Funds Growth Fund - Class 2	2,677	(19,544)	(16,867)
American Funds Growth-Income Fund - Class 2	4,311	(3,524)	787
American Funds International Fund - Class 2	6,171	(2,896)	3,275
BlackRock Global Allocation V.I. Fund - Class I	19,493	(6,519)	12,974
ClearBridge Variable Mid Cap Portfolio - Class I	—	(5)	(5)
Delaware VIP® Emerging Markets Series - Standard Class	13,906	(10,945)	2,961
Delaware VIP® Small Cap Value Series - Standard Class	2,526	(1,495)	1,031
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,654	(1,261)	393
DWS Equity 500 Index VIP Portfolio - Class A	506	(1,305)	(799)
DWS Small Cap Index VIP Portfolio - Class A	2,335	(962)	1,373
Fidelity® VIP Contrafund® Portfolio - Service Class	1,853	(5,976)	(4,123)
Fidelity® VIP Equity-Income Portfolio - Service Class	32	(126)	(94)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	14	(42)	(28)
Fidelity® VIP Growth Portfolio - Service Class	104	(1,784)	(1,680)
Fidelity® VIP High Income Portfolio - Service Class	226	(138)	88
Fidelity® VIP Mid Cap Portfolio - Service Class	3,832	(1,796)	2,036
Fidelity® VIP Overseas Portfolio - Service Class	183	(310)	(127)
Franklin Income VIP Fund - Class 1	8,707	(2,058)	6,649
Franklin Mutual Shares VIP Fund - Class 1	19,553	(794)	18,759
Franklin Small-Mid Cap Growth VIP Fund - Class 1	63	(4,832)	(4,769)
Invesco V.I. American Franchise Fund - Series I Shares	310	(2,419)	(2,109)
Invesco V.I. Core Equity Fund - Series I Shares	351	(397)	(46)
Invesco V.I. International Growth Fund - Series I Shares	214	(45)	169
Janus Henderson Balanced Portfolio - Institutional Shares	72	(243)	(171)
Janus Henderson Balanced Portfolio - Service Shares	8	(21)	(13)
Janus Henderson Enterprise Portfolio - Service Shares	165	(71)	94
Janus Henderson Global Research Portfolio - Institutional Shares	234	(327)	(93)
Janus Henderson Global Research Portfolio - Service Shares	31	(23)	8
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	23	(157)	(134)
LVIP Baron Growth Opportunities Fund - Service Class	10,309	(2,559)	7,750
LVIP Baron Growth Opportunities Fund - Standard Class	15	(159)	(144)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	3,970	(810)	3,160
LVIP BlackRock Global Real Estate Fund - Standard Class	1,945	(475)	1,470

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,041	(714)	327
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	245	(73)	172
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	87	(350)	(263)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	324	(1,197)	(873)
LVIP Delaware Bond Fund - Standard Class	3,847	(16,104)	(12,257)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	14,792	(5,019)	9,773
LVIP Delaware Diversified Income Fund - Standard Class	14,398	(2,972)	11,426
LVIP Delaware High Yield Fund - Standard Class	1,008	(842)	166
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	1,576	(1,189)	387
LVIP Delaware Mid Cap Value Fund - Standard Class	10	(4)	6
LVIP Delaware REIT Fund - Standard Class	4,468	(477)	3,991
LVIP Delaware SMID Cap Core Fund - Standard Class	3,193	(1,651)	1,542
LVIP Delaware Social Awareness Fund - Standard Class	50	(111)	(61)
LVIP Delaware U.S. Growth Fund - Standard Class	190	(917)	(727)
LVIP Delaware Value Fund - Standard Class	5,480	(2,187)	3,293
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	3,574	(1,283)	2,291
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	384	(726)	(342)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,824	(1,383)	441
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(47)	(47)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	514	(813)	(299)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,706	(1,756)	950
LVIP Global Income Fund - Standard Class	11,940	(3,318)	8,622
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,795	(2,184)	3,611
LVIP Government Money Market Fund - Standard Class	6,349	(14,048)	(7,699)
LVIP JPMorgan High Yield Fund - Standard Class	862	(391)	471
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	730	(201)	529
LVIP MFS International Growth Fund - Standard Class	4,053	(1,213)	2,840
LVIP MFS Value Fund - Standard Class	4,040	(356)	3,684
LVIP Mondrian International Value Fund - Standard Class	3,799	(578)	3,221
LVIP SSGA Bond Index Fund - Standard Class	3,898	(3,208)	690
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	(538)	(538)
LVIP SSGA Developed International 150 Fund - Standard Class	684	(374)	310
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,288	(744)	1,544
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,299	(672)	1,627
LVIP SSGA International Index Fund - Standard Class	1,525	(1,034)	491
LVIP SSGA International Managed Volatility Fund - Standard Class	1,817	(394)	1,423
LVIP SSGA Large Cap 100 Fund - Standard Class	1,416	(910)	506
LVIP SSGA Moderate Index Allocation Fund - Standard Class	55,712	(485)	55,227
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	421	(480)	(59)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,404	(974)	1,430
LVIP SSGA S&P 500 Index Fund - Standard Class	2,291	(3,217)	(926)
LVIP SSGA Small-Cap Index Fund - Standard Class	1,027	(1,413)	(386)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	796	(580)	216
LVIP T. Rowe Price 2040 Fund - Standard Class	77	—	77
LVIP T. Rowe Price Growth Stock Fund - Standard Class	114	(35)	79
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	303	(442)	(139)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,217	(734)	483
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	183	(338)	(155)
LVIP Vanguard International Equity ETF Fund - Standard Class	4,500	(1,192)	3,308
LVIP Wellington Capital Growth Fund - Standard Class	102	(10)	92
LVIP Wellington SMID Cap Value Fund - Standard Class	746	(810)	(64)
MFS® VIT Growth Series - Initial Class	250	(1,023)	(773)
MFS® VIT Total Return Series - Initial Class	478	(341)	137
MFS® VIT Utilities Series - Initial Class	2,616	(1,085)	1,531
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	92	(1,001)	(909)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	612	(314)	298
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	(58)	(58)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	11,863	(7,952)	3,911
Putnam VT Large Cap Value Fund - Class IB	—	(31)	(31)
Templeton Foreign VIP Fund - Class 2	370	(279)	91

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Global Bond VIP Fund - Class 1	1,500	(2,791)	(1,291)
Templeton Growth VIP Fund - Class 1	554	(284)	270
Templeton Growth VIP Fund - Class 2	113	(48)	65

7. Subsequent Events

Management evaluated subsequent events through April 27, 2022, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 27, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS International Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Balanced Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Inflation Protection Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Alternative Asset Allocation VIP Portfolio - Class A	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware REIT Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Government Money Market Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP MFS Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Index Allocation Fund - Standard Class	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 7, 2020 (commencement of operations) through December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Growth Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Foreign VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021